UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI 53202	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765-5384

Date of fiscal year end: August 31, 2008

Date of reporting period: August 31, 2008

Item 1. Reports to Stockholders.

AUGUST 31, 2008

PORTFOLIO MANAGEMENT CONSULTANTS

ANNUAL REPORT

PMC LARGE CAP GROWTH FUND

PMC LARGE CAP VALUE FUND

PMC SMALL CAP CORE FUND

PMC INTERNATIONAL EQUITY FUND

PMC CORE FIXED INCOME FUND

PMC MUTUAL FUNDS

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the first Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter ended August 31, 2008 as well as the period since the inception of the PMC Funds.

The table below presents the performance of the five PMC Funds relative to their respective benchmarks. Given 20/20 hindsight, there is no question that we would have preferred to launch the PMC Funds family of mutual funds during a more favorable market environment. As fate would have it however, the Funds’ inception took place near the start of what has become one of the worst market downturns in U.S. history. While we are never pleased to have to report negative returns to our shareholders, we are at least gratified to report that with the exception of the PMC Small Cap Core Fund and the PMC Core Fixed Income Fund, the remaining PMC Funds have outperformed their respective benchmarks since each Fund’s inception.

Cumulative Total Returns as of August 31, 2008*

*Unannualized

Fund	Three Months	Six Months	Year to Date	Since Inception	Inception Date	Gross Expense Ratio
PMC Large Cap Growth Fund	-8.57%	-1.04%	-10.78%	-11.06%	10-31-07	1.40%
Russell 1000 Growth Index	-7.99%	-0.22%	-9.83%	-13.46%
PMC Large Cap Value Fund	-8.79%	-4.39%	-11.05%	-11.32%	10-31-07	1.41%
Russell 1000 Value Index	-8.37%	-4.78%	-12.42%	-17.51%
PMC Small Cap Core Fund	-2.08%	3.62%	-8.66%	-12.10%	10-31-07	1.50%
Russell 2000 Index	-0.82%	8.53%	-2.62%	-9.67%
PMC International Equity Fund	-14.98%	-8.34%	-16.68%	-19.17%	10-31-07	1.53%
MSCI EAFE Index	-15.12%	-12.03%	-19.18%	-23.76%
PMC Core Fixed Income Fund	0.19%	-0.76%	1.63%	5.03%	9-28-07	1.23%
Lehman Aggregate Bond Index	0.79%	0.18%	2.00%	5.06%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please visit the Funds’ website at www.investpmc.com or by calling 888-612-9300. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

When we launched the PMC Funds mutual fund family one year ago, it was with the goal of providing investors with a family of mutual funds each designed to be highly representative of a specific asset class and sub-advised by institutional-caliber asset managers employing an investment philosophies and processes intended to add excess return primarily through superior investment selection. We also set out to hire multiple sub-advisors to manage each of the PMC Funds in order to mitigate the risk of any one manager substantially underperforming their benchmark. Today, each of the PMC Funds is sub-advised by two institutional caliber investment managers. It is our goal to add an additional sub-advisor to each of the funds as asset levels grow.

Review	of the Sub-Advisor’s Investment Philosophy and Process:

As part of this inaugural Annual Report, we thought it would benefit our shareholders to briefly review the unique investment philosophy that each of the Fund’s sub-advisors employ in managing your assets.

The PMC Large Cap Growth Fund returned -8.57% in the three months ending August 31, 2008, slightly underperforming the Russell 1000 Growth Index return of -7.99%. Since it’s inception, The PMC Large Cap Growth Fund has returned -11.06% while the Russell 100 Growth Index returned -13.46% during the same period.

Over the ten months since inception through August 31, 2008 the Fund outperformed the index in seven out of ten months. Stock selection within the technology sector benefited as three major holdings, Apple Computer (AAPL), Hewlett Packard (HPQ) and Cisco Systems (CSCO) declined less than the sector average during the 10 month period ending August 31, 2008. Within the industrial sector, Monsanto (MON) was a strong stock pick for the Fund posting solid positive returns while the industrial sector’s returns were negative overall. The Fund is subadvised by Mellon Capital Management Corporation (“Mellon”) (formerly Mellon Equity Associates) and The Boston Company Asset Management (“TBC”).

Mellon	Capital Management

Mellon believes “Financial markets reflect the current sentiment of investors, yet investors rarely act unanimously or consistently. Over a market cycle, they react to news in different ways, hold widely different opinions of how to value companies, and can become biased by emotion—all of which can create variations in market performance. For example, the price-to-earnings ratio may be a primary driver during one point of a cycle, while earnings growth may be more influential during another”.

Sophisticated analytical tools and an ongoing research effort play an important role in Mellon’s process—and they reinvest a significant amount of their revenue into enhancing their research capabilities each year. Nevertheless, they know that while systematic approaches may be very efficient and effective, they cannot always capture the many nuances dictating a company’s return or explain why investors prefer one stock to another with seemingly identical characteristics. Therefore, the approach combines the best attributes of objective quantitative techniques followed by an in-depth qualitative review of a focused list of portfolio candidates.

The	Boston Company

TBC’s investment philosophy is based on the belief that intensive, proprietary fundamental research on individual companies, supported by detailed financial modeling, can uncover stocks with greater potential for total return than is embedded in their current valuation, and that a portfolio of those stocks will provide excess risk-adjusted returns over a market cycle.

In support of this philosophy, the US Large Cap Growth team manages a diversified portfolio of high-quality growth stocks, with the objective of exceeding the return of the benchmark, the Russell 1000 Growth Index, by 300 basis points annually over a market cycle while maintaining a level of portfolio risk similar to that of the benchmark. The primary driver of the investment process since its inception on December 1, 2001 has been bottom-up, fundamental equity research.

TBC uses a consistent, bottom-up approach to build equity portfolios, searching for companies across all industries whose fundamental strengths should lead to superior earnings growth over time. When a company’s fundamentals are strong, they believe earnings growth will follow. Using this disciplined, hands-on approach, they look for both domestic and foreign companies having some or all of the following characteristics:

•	demonstrated, sustainable growth that is faster than their peers
•	strong management team
•	superior products or services with leading market positions and growing brand identities
•	financial, marketing, and operating strength

They go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the investment criteria. They meet with company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants, to get a complete picture of a company before they invest.

The PMC Large Cap Value Fund returned -8.79% versus -8.37% for the Russell 1000 Value Index during the quarter ending August 31, 2008. Since inception, the Fund has returned -11.32% while the index returned -17.51%. The Fund’s performance was helped by underweighting stocks within the financial sector as well as avoiding those stocks in the sector that declined the most. The financial sector declined by about 35% from October 31, 2007 through August 31, 2008. Financial stocks held by the Fund during this period including JP Morgan Chase (JPM), Berkshire Hathaway (BRK.B), and Allstate (ALL), while posting declines, did not fall nearly as much as the sector overall. American International Group (AIG) detracted from performance during the period. The Fund also benefited from stock selection in the technology sector as Hewlett Packard (HPQ), and IBM both had returns above the sector average with IBM posting positive returns from October 31, 2007 through August 31, 2008. Loomis, Sayles & Company (“Loomis, Sayles”) has sub-advised the PMC Large Cap Value Fund since inception. Deutsche Investment Management Americas (“Deutsche”) was recently added as a second sub-advisor to the Fund.

Loomis,	Sayles & Company

The Loomis, Sayles Large Cap Value team’s philosophy is predicated on the belief that stock market volatility provides opportunities to buy companies at discounts to their intrinsic value and that over time stock prices will gravitate towards the value of the underlying business. The team further believes that no single measure of valuation can provide complete insight into corporate value and a multi-faceted approach will expose opportunities that single viewpoints may overlook. Finally, the team believes that no single investor has perfect or complete information, so the ability to determine intrinsic value requires reasonably accurate inputs regarding earnings and growth rates adjusted for the risk involved in the underlying business.

Deutsche	Investment Management Americas

Deutsche uses a quantitative investment process for evaluating securities, which allows them to perform a sophisticated and systematic analysis of an extremely broad universe of stocks. They incorporate three broad investment themes: valuation, growth, and market sentiment. Value and growth signals attempt to identify companies that are mispriced relative to their intrinsic value. While fundamental factors such as these are meant to predict price movements over the medium to long term, they recognize that technical factors are significant in price movements over the short term. It is not uncommon to identify companies that appear attractive—based on their underlying fundamentals—yet continue to trade down. By incorporating market sentiment factors, Deutsche hopes to identify market catalysts and create a more consistent, holistic approach to investing.

The PMC Small Cap Core Fund, sub-advised by Delaware Management Company (“Delaware”), and recently Quantitative Management Associates (“QMA”), lagged the Russell 2000 Index during the three month period ending August 31, 2008, returning -2.08% against a return of -0.82% for the index. Since inception the Fund trails the Russell 2000 index returning -12.10% versus the index return of -9.67%. The Fund is highly diversified and maintains close adherence to the sector weightings of the Russell 2000 Index. The primary difference in performance between the Fund and index is due to stock selection. The stocks that detracted the most from the Fund’s returns from October 31, 2007 through August 31, 2008 included Citizens Republic Bancorp, Inc. (-75.36%), Healthways, Inc. (-68.62%), Tempur-Pedic International, Inc. (-67.86%), and South Financial Group, Inc. (-65.99%). There were a number of stocks that contributed strong positive returns as well but on balance, negative returns from stock selection overshadowed the positives during the period.

Delaware	Management Company

Delaware employs a proprietary model to rank every stock in the universe on a daily basis. The model considers measures of value, expectations (e.g., earnings revisions, momentum), and quality (e.g., financial quality, management). A total model score is calculated for each stock and then all stocks in the universe are ranked by decile from most attractive (decile #10) to least attractive (decile #1). They also use a sector specific model to rank a stock only against other stocks in its sector. The sector specific models follow a structure similar to the portfolio model, although certain measures may be weighted differently depending on the sector. The second part of their process uses fundamental research to affirm or invalidate the ranking delivered by their model. This fundamental research is conducted by all members of the Core Equity team.

Quantitative	Management Associates

QMA believes markets are largely efficient, but investors make occasional, systematic mistakes—mistakes that provide opportunities to gain through actively managed portfolios. Quantitative investment processes can reduce the influence of biases on investment decisions and represent the best way to systematically identify and exploit these biases. In addition, quantitative indicators of future performance differ in their effectiveness depending on the earnings growth of a company. For example, valuation measures matter more for slowly growing companies while indicators relating to future earnings growth matter more for rapidly growing companies.

QMA believes this philosophy and approach will be successful in the future because they are not seeking to capture a fleeting market anomaly. QMA is attempting to exploit mistakes rooted in human biases that have been shown to be persistent over time and across cultures, and that QMA believes are likely to continue.

The PMC International Equity Fund returned -14.98%, slightly ahead of the MSCI EAFE Index return of -15.12% for the quarter. For the period since inception, the Fund outperformed the index returning -19.17% versus -23.76% for index. The Fund benefited from stock holdings in the financial sector that declined less than sector as a whole including Banco Santander and HSBC Holdings, PLC. Tullow Oil PLC, BG Group PLC, and Oilexco Inc., three energy names returned 50.52%, 47.62%, and 12.88% during the period contributing positively to the Fund. Rio Tinto PLC returned a strong 34.84% within the materials sector for the period. During the quarter, SSgA International was replaced as a sub-advisor in the International Equity Fund. The assets allocated to SSgA were divided equally between two sub-advisors: Pictet Asset Management (“Pictet”), a current sub-advisor to the Fund, and Batterymarch Financial Management (“Batterymarch”), a sub-advisor that PMC approved for the International Equity Fund in July.

Pictet	Asset Management

Pictet’s style is neither uniquely growth nor value. Being non-dogmatic about style allows them to add value throughout the economic cycle and consequently, we expect them to outperform in all market environments. They intend to invest in companies with good prospects and do not believe in overpaying, summed up by as a GARP approach (Growth At A Reasonable Price). Ultimately they buy the share price and not the company. They are looking for the best opportunities in the best sectors in the best regions, while at the same time assessing whether or not the company is a good value, as well as the timing of the potential investment.

Pictet exhibits a strong bottom-up approach. Stocks are purchased principally because they are judged to be cheap and the timing is right, not as proxies for country or sector exposure. They buy stocks first and look at the consequent country and sector allocation afterwards. If the shape of the portfolio differs radically from the strategy suggested by the regular PSU (Pictet Asset Management Strategy Unit) guidance, then changes are made to reflect the global view of the PSU. While benchmark aware, they are not benchmark driven. They employ broad stock, sector and regional limits to portfolios and use risk indicators including predicted tracking error ranges with an internal target for risk management purposes.

Batterymarch	Financial Management

Batterymarch believes that the key to added value is a disciplined investment process that incorporates rigorous stock selection, effective risk control and cost-efficient trading. All of their investment strategies share these attributes:

•	Approximately 75-80% of their value added comes from bottom-up, rules-based stock selection.
•	Each step of their investment process includes integrated risk controls.
•	They use a variety of trading strategies that are designed to minimize transaction costs and preserve alpha.

Batterymarch’s quantitative process models the time-tested investment disciplines of experienced fundamental investors. Their unique approach allows them to efficiently analyze a much broader universe of stocks than a substantial team of traditional analysts can follow. They analyze this universe daily—giving them a competitive advantage because they can implement their best ideas quickly based on the most current information.

Their portfolios are well-diversified, style neutral and don’t take large active bets versus the index. They seek to outperform across a range of investment environments and add value in both up and down markets.

The PMC Core Fixed Income Fund returned 0.19% for the three months ending August 31, 2008, trailing the Lehman Aggregate Bond Index by 60 basis points. For the period since inception, the Fund slightly trails the index returning 5.03% versus 5.06%. The Fund benefited from an overweight to Treasury securities versus the benchmark as investors flocked to the safety of government bonds as a safe haven from the ongoing credit market turmoil. Less exposure to corporate bonds than the index also contributed to performance within the Fund during the period. The Fund is currently sub-advised by Lehman Brothers Asset Management (“LBAM”) and Schroder Investment Management North America (“Schroder”).

Lehman	Brothers Asset Management

LBAM has a disciplined portfolio construction process that revolves around specialty sector teams. Taking into account client-specific guidelines, their goal is to structure all portfolios managed against the same benchmark, with the same performance objectives the same across interest rate positioning, sector structure and, to the extent possible, individual holdings. LBAM’s Investment Strategy Team determines the “Policy Portfolio” which determines the overall portfolio positioning with respect to broad sector allocations and inter-sector allocations. Once that is done, specialty sector teams determine the positioning within their specific sectors, including holdings and intra-sector strategies.

The Investment Strategy Team (IST) comprises a group of senior professionals from across disciplines and specialties. The IST determines the Policy Portfolio with respect to interest rate positioning (duration and yield curve) and sector strategy. The Policy Portfolio guides construction of all portfolios with similar objectives and constraints.

The Investment Strategy Team determines duration and yield curve decisions based on input from their internally developed macro-economic outlook. This outlook results from a disciplined evaluation of three factors: the level and path of real interest rates, the inflation expectation reflected in bond yields versus the prevailing level of inflation, and the impact of forecasted levels of real economic activity on inflation expectations. In addition to evaluating the level of real rates and inflation expectations, the team develops a distribution of potential interest rate paths over a six- to nine-month time horizon. When market rates approach the boundaries of the distribution, they initiate portfolio positions to take advantage of the opportunity. Using this boundary-based approach provides an important level of discipline in evaluating interest rate opportunities, an area of investment management that can often be problematic, given the overwhelming availability of anecdotal and conflicting economic data.

As many of our shareholders are aware, Lehman Brothers Holding Company filed for chapter 11 bankruptcy protection on September 15, 2008. It’s important to know that Lehman Brothers Asset Management, the Fund’s sub-advisor, was not included as part of the Holding Company’s bankruptcy filing and thus continues to manage the assets entrusted to them on your behalf with dedication and professionalism. On September 29, 2008, it was announced that Bain Capital Partners, LLC and Hellman & Friedman LLC, two of the world’s leading private equity firms agreed to acquire Lehman Brothers Asset Management. Lehman’s portfolio managers, management team and senior professionals will own a significant stake in this new independent asset management business. We view this as a positive development.

Schroder	Investment Management North America

Schroder is a team of research-driven bond investors who believe: risk control is paramount and bond markets are global, interrelated and generally efficient, but overreact to events. Evaluating bonds from the point of view of a lender makes them better investors and a performance advantage can be gained through in-depth local market research, conducted by a globally integrated team of specialist analysts and portfolio managers.

In-depth, fundamental research that helps them identify investment opportunities combined with disciplined risk control is essential in generating consistent successful performance. Further, they believe a disciplined risk management framework is essential to efficiently integrate a diversified set of investment decisions into a portfolio.

They are active sector rotation managers, utilizing an investment process that relies heavily on identifying undervalued sectors and securities and opportunistically applying sector and security swapping strategies. They are not market timers and, therefore, maintain portfolio duration at +/- 10% of the duration of the index. Their team approach focuses on in-depth research and risk management, emphasizing analytics, which help them analyze individual securities and portfolios as a whole. They apply a combination of top-down and bottom-up fundamental and technical analysis for security selection because they believe that this approach is the way to uncover relative value, which drives security and sector selection, the major sources of their value added.

Remarks:

The first year of operations for the PMC Funds mutual fund family has witnessed one of the most challenging and volatile market environments in U.S. history. Like previous periods of stock market declines, it is often difficult to view the current turmoil and know that “this too will pass.” However, we are confident that we will look back on this period, much as we do when considering similar historical times, as an opportunity to invest in quality companies at favorable valuations.

We appreciate your continued trust during this extremely difficult economic and market environment. We are dedicated to earning your trust and confidence and will manage your funds with that goal clearly in mind.

Envestnet	Asset Management

The views in this report were those of the Investment Advisor and the Investment Sub-Advisors as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Example

(Unaudited)

As a shareholder of the PMC Funds (the “Funds”), you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/01/08–8/31/08).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within thirty days of purchase. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invests in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PMC FUNDS

Expense Example Tables

(Unaudited)

	PMC Large Cap Growth Fund
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period* 3/1/08–8/31/08
Actual	$1,000.00	$989.60	$7.00
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	PMC Large Cap Value Fund
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period* 3/1/08–8/31/08
Actual	$1,000.00	$956.10	$6.88
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	PMC Small Cap Core Fund
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period* 3/1/08–8/31/08
Actual	$1,000.00	$1,036.20	$7.68
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	PMC International Equity Fund
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period* 3/1/08–8/31/08
Actual	$1,000.00	$916.60	$7.23
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	PMC Core Fixed Income Fund
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period* 3/1/08–8/31/08
Actual	$1,000.00	$992.40	$5.01
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PMC LARGE CAP GROWTH FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation.

	PMC Large Cap Growth Fund	Russell 1000 Growth Index
Three Months	(8.57)%	(7.99)%

Since Inception (10/31/07)	(11.06)%	(13.46)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Continued

PMC LARGE CAP GROWTH FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on October 31, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

*	Inception Date

Continued

PMC LARGE CAP VALUE FUND

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation.

	PMC Large Cap Value Fund	Russell 1000 Value Index
Three Months	(8.79)%	(8.37)%

Since Inception (10/31/07)	(11.32)%	(17.51)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Continued

PMC LARGE CAP VALUE FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on October 31, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

*	Inception Date

Continued

PMC SMALL CAP CORE FUND

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation.

	PMC Small Cap Core Fund	Russell 2000 Index
Three Months	(2.08)%	(0.82)%

Since Inception (10/31/07)	(12.10)%	(9.67)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Continued

PMC SMALL CAP CORE FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on October 31, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 2000 Index is a stock market index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.

One cannot invest directly in an index.

*	Inception Date

Continued

PMC INTERNATIONAL EQUITY FUND

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation.

	PMC International Equity Fund	MSCI EAFE Index
Three Months	(14.98)%	(15.12)%

Since Inception (10/31/07)	(19.17)%	(23.76)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Continued

PMC INTERNATIONAL EQUITY FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on October 31, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

One cannot invest directly in an index.

*	Inception Date

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is to provide current income consistent with low volatility of principal.

	PMC Core Fixed Income Fund	Lehman Brothers Aggregate Bond Index
Three Months	0.19%	0.79%

Since Inception (9/28/07)	5.03%	5.06%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338. The Fund imposes a 2.00% redemption fee on shares held less than thirty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which measures the performance of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the U.S. and includes U.S. Government and corporate debt securities, mortgage- and asset-backed securities and international U.S. dollar-denominated bonds. All securities contained in the Lehman Brothers Aggregate Bond Index have a minimum term to maturity of one year. The index does not reflect any deduction for fees, expenses or taxes.

One cannot invest directly in an index.

*	Inception Date

PMC LARGE CAP GROWTH FUND	Schedule of Investments

August 31, 2008

	Shares	Value
Common Stocks 95.58%
Aerospace & Defense 2.04%
Honeywell International, Inc.	1,800	$90,306
Lockheed Martin Corp.	1,000	116,440
Precision Castparts Corp.	422	43,576
Raytheon Co.	1,150	68,988
Rockwell Collins, Inc.	1,100	57,849
United Technologies Corp.	1,350	88,547

Total Aerospace & Defense		465,706

Air Freight & Logistics 0.35%
FedEx Corp.	953	78,927

Auto Components 0.20%
WABCO Holdings, Inc.	1,050	45,990

Beverages 2.64%
The Coca-Cola Co.	2,900	151,003
Molson Coors Brewing Co.	1,000	47,650
PepsiCo, Inc.	5,891	403,416

Total Beverages		602,069

Biotechnology 2.70%
Amgen, Inc.(a)	2,500	157,125
BioMarin Pharmaceuticals, Inc.(a)	3,976	119,837
Celgene Corp.(a)	1,850	128,205
Genentech, Inc.(a)	1,050	103,687
Gilead Sciences, Inc.(a)	2,047	107,836

Total Biotechnology		616,690

Capital Markets 2.25%
BlackRock, Inc.	300	65,175
The Charles Schwab Corp.	7,079	169,825
The Goldman Sachs Group, Inc.	329	53,946
Janus Capital Group, Inc.	5,223	140,864
Northern Trust Corp.	1,050	84,410

Total Capital Markets		514,220

Chemicals 2.57%
Celanese Corp.	1,950	75,192
CF Industries Holdings, Inc.	550	83,820
E.I. du Pont de Nemours & Co.	1,450	64,438
Monsanto Co.	3,176	362,858

Total Chemicals		586,308

Commercial Services & Supplies 2.38%
Apollo Group, Inc.(a)	2,265	144,235
H&R Block, Inc.	4,000	102,160
Waste Management, Inc.	6,113	215,056
Watson Wyatt Worldwide, Inc.	1,400	82,026

Total Commercial Services & Supplies		543,477

Communications Equipment 4.14%
Cisco Systems, Inc.(a)	23,381	562,313
Harris Corp.	1,100	57,596
Nokia OYJ—ADR	1,900	47,823

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP GROWTH FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
QUALCOMM, Inc.	5,264	$277,150

Total Communications Equipment		944,882

Computers & Peripherals 7.34%
Apple Computer, Inc.(a)	4,275	724,741
Dell, Inc.(a)	4,546	98,784
EMC Corp.(a)	17,010	259,913
Hewlett-Packard Co.	4,862	228,125
International Business Machines Corp.	2,500	304,325
QLogic Corp.(a)	3,150	58,842

Total Computers & Peripherals		1,674,730

Construction & Engineering 1.29%
Fluor Corp.	1,950	156,254
Jacobs Engineering Group, Inc.(a)	1,200	88,584
McDermott International, Inc.(a)	1,400	48,622

Total Construction & Engineering		293,460

Containers & Packaging 0.24%
Pactiv Corp.(a)	2,050	55,084

Diversified Financial Services 0.35%
J.P. Morgan Chase & Co.	2,067	79,559

Diversified Telecommunication Services 0.51%
Verizon Communications, Inc.	3,327	116,844

Electrical Equipment 1.43%
Emerson Electric Co.	3,000	140,400
Energy Conversion Devices, Inc.(a)	1,323	99,450
Woodward Governor Co.	1,850	85,710

Total Electrical Equipment		325,560

Electronic Equipment, Instruments & Components 1.18%
Agilent Technologies, Inc.(a)	6,116	212,592
Dolby Laboratories, Inc.(a)	1,400	56,980

Total Electronic Equipment, Instruments & Components		269,572

Energy Equipment & Services 4.02%
ENSCO International, Inc.	1,600	108,448
Halliburton Co.	4,509	198,125
Nabors Industries Ltd.(a)	1,234	43,930
National-Oilwell, Inc.(a)	2,368	174,593
Noble Corp.	1,750	88,008
Patterson-UTI Energy, Inc.	3,350	95,207
Schlumberger Ltd.	2,208	208,038

Total Energy Equipment & Services		916,349

Food & Staples Retailing 3.84%
Costco Wholesale Corp.	2,350	157,591
CVS Corp.	5,393	197,384
Wal-Mart Stores, Inc.	8,804	520,052

Total Food & Staples Retailing		875,027

Food Products 1.30%
Dean Foods Co.(a)	4,944	124,441
Kraft Foods, Inc.	5,465	172,202

Total Food Products		296,643

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP GROWTH FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Health Care Equipment & Supplies 2.30%
Becton, Dickinson & Co.	1,450	$126,701
Covidien Ltd.	2,397	129,606
Kinetic Concepts, Inc.(a)	1,250	43,950
Medtronic, Inc.	2,500	136,500
Zimmer Holdings, Inc.(a)	1,200	86,868

Total Health Care Equipment & Supplies		523,625

Health Care Providers & Services 2.09%
Aetna, Inc.	1,400	60,396
AmerisourceBergen Corp.	1,300	53,313
Cigna Corp.	1,350	56,538
Humana, Inc.(a)	1,100	51,040
Pharmaceutical Product Development, Inc.	6,274	255,979

Total Health Care Providers & Services		477,266

Hotels, Restaurants & Leisure 1.07%
McDonald’s Corp.	3,950	244,900

Household Products 1.21%
Kimberly-Clark Corp.	1,050	64,764
Procter & Gamble Co.	3,033	211,612

Total Household Products		276,376

Insurance 1.83%
Aflac, Inc.	1,200	68,040
Assurant, Inc.	3,489	203,862
UnumProvident Corp.	5,682	144,380

Total Insurance		416,282

Internet & Catalog Retail 0.60%
Amazon.Com, Inc.(a)	1,108	89,537
Priceline.com, Inc.(a)	500	46,490

Total Internet & Catalog Retail		136,027

Internet Software & Services 2.78%
Akamai Technologies, Inc.(a)	7,624	174,590
Google, Inc.(a)	993	460,047

Total Internet Software & Services		634,637

IT Services 1.76%
Accenture Ltd.	3,800	157,168
Hewitt Associates, Inc.(a)	1,200	48,252
Mastercard, Inc.	550	133,402
Visa, Inc.	812	61,631

Total IT Services		400,453

Leisure Equipment & Products 0.32%
Hasbro, Inc.	1,950	72,930

Life Sciences Tools & Services 0.48%
Thermo Electron Corp.(a)	1,822	110,340

Machinery 2.78%
Danaher Corp.	650	53,020
Deere & Co.	1,272	89,765
Donaldson Co, Inc.	950	41,715
Dover Corp.	3,524	174,015

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP GROWTH FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Flowserve Corp.	1,183	$156,298
Manitowoc Co.	1,150	28,957
Parker Hannifin Corp.	1,400	89,698

Total Machinery		633,468

Marine 0.30%
Kirby Corp.(a)	1,500	68,685

Media 1.54%
Omnicom Group Inc.	2,785	118,056
The Walt Disney Co.	7,243	234,311

Total Media		352,367

Metals & Mining 2.02%
Allegheny Technologies, Inc.	1,472	72,128
Cleveland-Cliffs, Inc.	488	49,395
Freeport-McMoRan Copper & Gold, Inc.	1,550	138,446
Nucor Corp.	1,300	68,250
Peabody Energy Corp.	950	59,802
United States Steel Corp.	550	73,189

Total Metals & Mining		461,210

Multiline Retail 0.44%
Family Dollar Stores, Inc.	2,100	52,332
Nordstrom, Inc.	1,519	47,241

Total Multiline Retail		99,573

Multi-Utilities 0.31%
Sempra Energy	1,200	69,504

Office Electronics 0.19%
Zebra Technologies Corp.(a)	1,400	43,708

Oil, Gas & Consumable Fuels 5.96%
Apache Corp.	902	103,171
Chesapeake Energy Corp.	2,575	124,630
ChevronTexaco Corp.	1,621	139,925
Cimarex Energy Co.	1,150	63,871
ConocoPhillips	1,500	123,765
Exxon Mobil Corp.	5,154	412,372
Marathon Oil Corp.	850	38,309
Occidental Petroleum Corp.	2,000	158,720
Ultra Petroleum Corp.(a)	1,767	120,421
Valero Energy Corp.	2,200	76,472

Total Oil, Gas & Consumable Fuels		1,361,656

Personal Products 1.81%
Avon Products, Inc.	4,432	189,823
The Estee Lauder Cos., Inc.	2,830	140,849
Herbalife Ltd.	1,750	82,425

Total Personal Products		413,097

Pharmaceuticals 4.77%
Abbott Laboratories	2,833	162,699
Allergan, Inc.	2,423	135,373
Endo Pharmaceuticals Holdings, Inc.(a)	2,550	57,936
Forest Laboratories, Inc.(a)	2,150	76,734

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP GROWTH FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Johnson & Johnson	4,431	$312,075
Merck & Co., Inc.	4,400	156,948
Warner Chilcott Limited(a)	2,950	47,200
Wyeth	3,205	138,712

Total Pharmaceuticals		1,087,677

Road & Rail 1.17%
CSX Corp.	1,550	100,254
Union Pacific Corp.	1,998	167,632

Total Road & Rail		267,886

Semiconductors & Semiconductor Equipment 5.00%
Altera Corp.	6,471	146,504
Applied Materials, Inc.	6,750	120,960
Broadcom Corp.(a)	2,258	54,327
Intel Corp.	9,838	224,995
KLA-Tencor Corp.	1,896	70,266
Linear Technology Corp.	2,100	68,544
MEMC Electronic Materials, Inc.(a)	4,548	223,261
National Semiconductor Corp.	3,400	72,862
Texas Instruments, Inc.	6,500	159,315

Total Semiconductors & Semiconductor Equipment		1,141,034

Software 8.26%
Activision Blizzard, Inc.(a)	5,391	176,933
Adobe Systems, Inc.(a)	5,497	235,436
Autodesk, Inc.(a)	1,265	44,945
Electronic Arts, Inc.(a)	4,542	221,695
Microsoft Corp.	34,211	933,618
Oracle Corp.(a)	12,347	270,770

Total Software		1,883,397

Specialty Retail 2.81%
Best Buy Co, Inc.	2,706	121,148
Gamestop Corp.(a)	3,270	143,455
The Gap Inc.	6,950	135,177
Home Depot, Inc.	4,622	125,349
Limited Brands Inc.	5,568	115,814

Total Specialty Retail		640,943

Textiles, Apparel & Luxury Goods 1.05%
Coach, Inc.(a)	3,350	97,116
Nike, Inc.	2,350	142,434

Total Textiles, Apparel & Luxury Goods		239,550

Tobacco 1.66%
Altria Group, Inc.	3,950	83,069
Philip Morris International, Inc.	5,493	294,974

Total Tobacco		378,043

Wireless Telecommunication Services 0.30%
NII Holdings, Inc.(a)	1,300	68,276

Total Common Stocks (Cost $21,911,604)		21,804,007

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP GROWTH FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Investment Companies 0.74%
SPDR Trust Series 1	902	$116,169
iShares Russell 1000 Growth Index Fund	950	51,946

Total Investment Companies (Cost $171,455)		168,115

	Principal Amount
Short Term Investments 2.70%
Fidelity Institutional Money Market Funds—Government Portfolio 2.200%, 12/31/2031(b)	$616,519	616,519

Total Short Term Investments (Cost $616,519)		616,519

Total Investments 99.02% (Cost $22,699,578)		22,588,641

Other Assets in Excess of Liabilities 0.98%		223,832

Total Net Assets 100.00%		$22,812,473

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Investments

August 31, 2008

	Shares	Value
Common Stocks 95.71%
Aerospace & Defense 3.24%
General Dynamics Corp.	2,000	$184,600
Goodrich Corp.	2,228	114,185
Northrop Grumman Corp.	4,134	284,626
United Technologies Corp.	2,216	145,347

Total Aerospace & Defense		728,758

Air Freight & Logistics 0.46%
Ryder System, Inc.	1,600	103,232

Airlines 0.68%
Southwest Airlines Co.	10,100	153,823

Auto Components 0.54%
Autoliv, Inc.	900	34,551
The Goodyear Tire & Rubber Co.(a)	4,400	86,284

Total Auto Components		120,835

Beverages 2.19%
Dr. Pepper Snapple Group, Inc.(a)	6,769	167,262
Molson Coors Brewing Co.	2,715	129,370
Pepsi Bottling Group, Inc.	6,600	195,228

Total Beverages		491,860

Biotechnology 0.20%
Amgen, Inc.(a)	700	43,995

Capital Markets 6.28%
Ameriprise Financial Inc.	3,895	175,080
Bank Of New York Mellon Corp.	8,836	305,814
The Goldman Sachs Group, Inc.	1,300	213,161
Lehman Brothers Holdings, Inc.	5,500	88,495
Merrill Lynch & Co, Inc.	5,348	151,616
Morgan Stanley	5,469	223,299
Northern Trust Corp.	200	16,078
Raymond James Financial, Inc.	2,000	61,660
State Street Corp.	2,600	175,942

Total Capital Markets		1,411,145

Chemicals 1.52%
E.I. du Pont de Nemours & Co.	4,109	182,604
Praxair, Inc.	1,781	160,005

Total Chemicals		342,609

Commercial Banks 5.27%
Bank of America Corp.	12,379	385,482
PNC Financial Services Group	3,813	274,345
US Bancorp	7,509	239,237
Wells Fargo & Co.	9,400	284,538

Total Commercial Banks		1,183,602

Commercial Services & Supplies 0.64%
SAIC, Inc.(a)	2,500	50,125
United Rentals, Inc.(a)	5,800	93,902

Total Commercial Services & Supplies		144,027

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Communications Equipment 0.64%
Nokia OYJ—ADR	5,689	$143,192

Computers & Peripherals 2.41%
Hewlett-Packard Co.	4,663	218,788
International Business Machines Corp.	1,593	193,916
Lexmark International, Inc.(a)	3,000	107,910
QLogic Corp.(a)	1,100	20,548

Total Computers & Peripherals		541,162

Construction & Engineering 0.58%
Foster Wheeler Ltd.(a)	2,611	129,741

Consumer Finance 0.39%
Discover Financial Services	5,298	87,152

Containers & Packaging 1.55%
Owens-Illinois, Inc.(a)	3,859	172,111
Pactiv Corp.(a)	6,577	176,724

Total Containers & Packaging		348,835

Diversified Financial Services 3.29%
Citigroup, Inc.	10,252	194,686
J.P. Morgan Chase & Co.	11,515	443,212
Leucadia National Corp.	2,212	102,393

Total Diversified Financial Services		740,291

Diversified Telecommunication Services 5.52%
AT&T, Inc.	28,492	911,459
Embarq Corp.	300	14,148
Verizon Communications, Inc.	9,000	316,080

Total Diversified Telecommunication Services		1,241,687

Electric Utilities 3.10%
American Electric Power Co, Inc.	4,400	171,776
Edison International	4,100	188,272
Exelon Corp.	1,859	141,210
PG&E Corp.	4,739	195,863

Total Electric Utilities		697,121

Electrical Equipment 0.44%
ABB Ltd.—ADR	4,069	99,975

Electronic Equipment, Instruments & Components 0.88%
Arrow Electronics, Inc.(a)	200	6,638
Avnet, Inc.(a)	500	14,675
Jabil Circuit, Inc.	5,800	97,788
Tyco Electronics Ltd.	2,400	78,984

Total Electronic Equipment, Instruments & Components		198,085

Energy Equipment & Services 2.14%
BJ Services Co.	5,811	156,025
Halliburton Co.	4,001	175,804
Tidewater, Inc.	2,462	149,370

Total Energy Equipment & Services		481,199

Food & Staples Retailing 1.76%
BJ’s Wholesale Club, Inc.(a)	2,700	102,681
The Kroger Co.	700	19,334

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Supervalu, Inc.	3,900	$90,441
Wal-Mart Stores, Inc.	3,114	183,944

Total Food & Staples Retailing		396,400

Food Products 2.43%
Bunge Ltd.	1,400	125,104
ConAgra Foods, Inc.	7,956	169,224
General Mills, Inc.	500	33,090
Kraft Foods, Inc.	4,437	139,810
Tyson Foods, Inc.	5,400	78,408

Total Food Products		545,636

Gas Utilities 0.41%
Equitable Resources, Inc.	1,827	91,186

Health Care Equipment & Supplies 0.86%
Covidien Ltd.	3,560	192,489

Health Care Providers & Services 2.05%
Aetna, Inc.	400	17,256
Humana, Inc.(a)	500	23,200
LifePoint Hospitals, Inc.(a)	3,500	118,090
UnitedHealth Group, Inc.	3,141	95,643
Universal Health Services, Inc.	700	43,246
Wellpoint, Inc.(a)	3,100	163,649

Total Health Care Providers & Services		461,084

Hotels, Restaurants & Leisure 0.98%
Carnival Corp.	1,100	40,766
McDonald’s Corp.	2,888	179,056

		219,822

Household Durables 0.77%
Lennar Corp.	500	6,575
Pulte Homes, Inc.	4,774	69,271
Sony Corp.—ADR	2,544	97,181

Total Household Durables		173,027

Household Products 0.84%
Procter & Gamble Co.	2,700	188,379

Independent Power Producers & Energy Traders 0.58%
NRG Energy, Inc.(a)	3,443	129,595

Industrial Conglomerates 3.04%
General Electric Co.	18,189	511,111
Siemens AG—ADR	1,578	171,686

Total Industrial Conglomerates		682,797

Insurance 5.80%
Allied World Assurance Co. Holdings Ltd.	1,400	54,068
The Allstate Corp.	5,695	257,016
American International Group, Inc.	4,084	87,765
Berkshire Hathaway, Inc.(a)	42	163,884
First American Corp.	1,000	25,270
Hartford Financial Services Group, Inc.	1,200	75,696
MetLife, Inc.	6,850	371,270
The Progressive Corp.	2,800	51,716

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Prudential Financial, Inc.	1,951	$143,808
Reinsurance Group Of America	1,100	52,976
Stancorp Financial Group, Inc.	400	19,604

Total Insurance		1,303,073

IT Services 0.80%
Broadridge Financial Solutions, Inc.	4,534	90,544
Computer Sciences Corp.(a)	1,900	89,357

Total IT Services		179,901

Machinery 1.54%
AGCO Corp.(a)	100	6,163
Flowserve Corp.	900	118,908
Gardner Denver, Inc.(a)	2,500	112,850
Reliance Steel & Aluminum Co.	1,900	108,319

Total Machinery		346,240

Media 4.87%
CBS Corp.	6,800	110,024
Comcast Corp.	7,918	167,703
The DIRECTV Group Inc.(a)	7,688	216,879
Liberty Global, Inc.(a)	200	7,036
News Corp.	12,446	176,235
Time Warner, Inc.	16,006	262,018
The Walt Disney Co.	4,800	155,280

Total Media		1,095,175

Metals & Mining 1.23%
Nucor Corp.	1,200	63,000
Schnitzer Steel Industries, Inc.	400	27,364
Steel Dynamics, Inc.	3,700	91,871
United States Steel Corp.	700	93,149

Total Metals & Mining		275,384

Multiline Retail 0.55%
Macy’s, Inc.	5,900	122,838

Multi-Utilities & Unregulated Power 0.10%
Energen Corp.	100	5,584
Oneok, Inc.	400	17,484

Total Multi-Utilities & Unregulated Power		23,068

Oil, Gas & Consumable Fuels 11.88%
Apache Corp.	1,600	183,008
ChevronTexaco Corp.	4,900	422,968
Cimarex Energy Co.	2,400	133,296
ConocoPhillips	3,700	305,287
El Paso Corp.	8,600	144,136
Encore Acquisition Co.(a)	600	30,936
Exxon Mobil Corp.	9,947	795,860
Noble Energy, Inc.	1,800	129,114
Total SA—ADR	3,898	280,188
XTO Energy, Inc.	4,878	245,900

Total Oil, Gas & Consumable Fuels		2,670,693

Paper & Forest Products 0.59%
Weyerhaeuser Co.	2,405	133,453

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Personal Products 0.58%
The Estee Lauder Cos., Inc.	2,634	$131,094

Pharmaceuticals 8.05%
Bristol-Myers Squibb Co.	8,326	177,677
Eli Lilly & Co.	5,200	242,580
Johnson & Johnson	3,175	223,615
Merck & Co., Inc.	2,700	96,309
Novartis AG—ADR	3,029	168,534
Pfizer, Inc.	26,893	513,925
Schering Plough Corporation	12,438	241,297
Wyeth	3,338	144,469

Total Pharmaceuticals		1,808,406

Real Estate Investment Trusts (REITs) 0.94%
Annaly Mortgage Management, Inc.	700	10,472
Apartment Investment & Management Co.	300	10,632
Avalonbay Communities, Inc.	200	20,000
Boston Properties, Inc.	400	40,988
Equity Residential	800	33,760
HCP, Inc.	300	10,866
Hospitality Properties Trust	500	11,340
Host Marriott Corp.	1,100	15,730
Kimco Realty Corp.	400	14,856
ProLogis	600	25,836
Public Storage, Inc.	200	17,664

Total Real Estate Investment Trusts (REITs)		212,144

Semiconductors & Semiconductor Equipment 0.60%
Applied Materials, Inc.	7,552	135,332

Software 0.77%
Microsoft Corp.	5,918	161,502
Symantec Corp.(a)	500	11,155

Total Software		172,657

Specialty Retail 1.08%
The Gap Inc.	6,182	120,240
Lowe’s Cos, Inc.	900	22,176
RadioShack Corp.	5,300	100,753

Total Specialty Retail		243,169

Thrifts & Mortgage Finance 0.43%
Astoria Financial Corp.	900	19,665
Hudson City Bancorp, Inc.	3,400	62,696
New York Community Bancorp, Inc.	900	14,841

Total Thrifts & Mortgage Finance		97,202

Tobacco 0.22%
Altria Group, Inc.	1,800	37,854
Reynolds American, Inc.	200	10,596

Total Tobacco		48,450

Total Common Stocks (Cost $22,084,212)		21,511,020

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Investment Companies 0.13%
Vornado Realty Trust	300	$29,838

Total Investment Companies (Cost $28,524)		29,838

	Principal Amount
Short Term Investments 4.00%
Fidelity Institutional Money Market Funds—Government Portfolio 2.200%, 12/31/2031(b)	$823,133	823,223

U.S. Treasury Bill, 0.000% Coupon, 1.661% Effective Yield, 10/16/2008(c)	77,000	76,844

Total Short Term Investments (Cost $900,067)		900,067

Total Investments 99.84% (Cost $23,012,803)		22,440,925

Other Assets in Excess of Liabilities 0.16%		34,949

Total Net Assets 100.00%		$22,475,874

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate at August 31, 2008.
(c)	Effective yield based on purchase price. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND	Schedule of Open Futures Contracts

August 31, 2008

Description	Number of Contracts Purchased	Contract Value	Settlement Month	Unrealized Appreciation
S&P 500 E-Mini	6	$384,752	September 2008	$29

Total Futures Contracts Purchased	6	$384,752		$29

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008

	Shares	Value
Common Stocks 96.27%
Aerospace & Defense 1.56%
Argon ST, Inc.(a)	2,100	$52,437
Ducommun, Inc.(a)	1,900	50,293
Dyncorp International, Inc.(a)	2,040	32,212
Esterline Technologies Corp.(a)	400	22,596
Heico Corp.	400	14,252
Hexcel Corp.(a)	2,595	53,924
Orbital Sciences Corp.(a)	100	2,644
Triumph Group, Inc.	1,235	67,604

Total Aerospace & Defense		295,962

Air Freight & Logistics 0.84%
Forward Air Corp.	100	3,529
HUB Group, Inc.(a)	2,600	103,844
Pacer International, Inc.	2,400	50,592

Total Air Freight & Logistics		157,965

Airlines 0.12%
Skywest, Inc.	1,300	22,217

Auto Components 0.57%
ArvinMeritor, Inc.	1,300	19,513
Lear Corp.(a)	4,000	50,240
Tenneco Automotive, Inc.(a)	2,630	38,424

Total Auto Components		108,177

Beverages 0.15%
PepsiAmericas, Inc.	1,200	28,116

Biotechnology 4.87%
Albany Molecular Research, Inc.(a)	2,800	48,804
Alkermes, Inc.(a)	6,720	89,846
Celera Corp.(a)	4,120	57,680
Cephalon, Inc.(a)	100	7,662
Cubist Pharmaceuticals, Inc.(a)	800	17,624
CV Therapeutics, Inc.(a)	1,200	13,788
Immunogen, Inc.(a)	400	2,152
Isis Pharmaceuticals, Inc.(a)	3,800	67,184
Kendle International, Inc.(a)	1,125	55,631
Martek Biosciences Corp.(a)	1,800	60,138
Medarex, Inc.(a)	5,370	39,631
Myriad Genetics, Inc.(a)	1,200	81,840
Omrix Biopharmaceuticals, Inc.(a)	1,905	43,815
Onyx Pharmaceuticals, Inc.(a)	1,195	48,840
OSI Pharmaceuticals, Inc.(a)	1,910	96,455
Regeneron Pharmaceuticals, Inc.(a)	2,725	59,187
United Therapeutics Corp.(a)	1,230	130,540

Total Biotechnology		920,817

Building Products 1.00%
AAON, Inc.	5,595	119,509
Insteel Industries, Inc.	700	11,970
NCI Building Systems, Inc.(a)	1,500	57,420

Total Building Products		188,899

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Capital Markets 1.43%
BGC Partners, Inc.(a)	400	$2,636
BlackRock Kelso Capital Corp.	1,100	12,309
Greenhill & Co, Inc.	715	47,262
Hercules Technology Growth Capital, Inc.	800	8,328
LaBranche & Co, Inc.(a)	1,000	6,430
MCG Capital Corp.	300	1,044
OptionsXpress Holdings, Inc.	3,295	76,016
PennantPark Investment Corp.	200	1,598
Penson Worldwide, Inc.(a)	1,000	16,850
Riskmetrics Group, Inc.(a)	2,335	51,860
Waddell & Reed Financial, Inc.	1,450	46,690

Total Capital Markets		271,023

Chemicals 3.32%
Ferro Corp.	5,195	114,498
Hercules, Inc.	2,120	45,686
Innophos Holdings, Inc.	1,200	44,988
Intrepid Potash, Inc.(a)	500	23,680
Olin Corp.	1,100	29,601
OM Group, Inc.(a)	3,110	115,381
PolyOne Corp.(a)	7,760	63,710
Rockwood Holdings, Inc.(a)	2,025	76,646
Spartech Corp.	2,400	25,272
Symyx Technologies(a)	4,800	53,040
Terra Industries, Inc.	700	35,175

Total Chemicals		627,677

Commercial Banks 4.12%
Amcore Financial, Inc.	205	1,805
Ameris Bancorp	700	8,414
BancFirst Corp.	1,100	52,954
Central Pacific Financial Corp.	4,800	57,120
Citizens Banking Corp.	300	1,101
City Holding Co.	1,350	56,443
The Colonial BancGroup Inc.	6,705	42,376
East West Bancorp, Inc.	3,815	47,573
First Bancorp/Troy NC	100	1,500
First Merchants Corp.	1,200	23,148
First Midwest Bancorp Inc./IL	4,400	98,472
FNB Corp./Hermitage PA	100	1,173
Green Bankshares, Inc.	100	1,545
Hanmi Financial Corp.	100	511
Integra Bank Corp.	2,000	12,820
MainSource Financial Group, Inc.	1,700	30,787
National Penn Bancshares, Inc.	1,000	14,280
Oriental Financial Group	1,700	29,376
Pacific Capital Bancorp	4,300	63,253
Provident Bankshares Corp.	2,000	15,480
Signature Bank(a)	2,000	59,140
The South Financial Group, Inc.	300	2,040
State Bancorp Inc.	100	1,485
Sun Bancorp Inc.(a)	1,470	17,346
Susquehanna Bancshares, Inc.	4,300	68,714
Trustmark Corp.	3,010	57,762

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
UCBH Holdings, Inc.	400	$2,340
Wilshire Bancorp, Inc.	500	6,785
Zions Bancorporation	100	2,684

Total Commercial Banks		778,427

Commercial Services & Supplies 4.79%
Acco Brands Corp.(a)	500	4,245
Administaff, Inc.	3,290	90,146
American Ecology Corp.	1,690	54,857
CDI Corp.	600	15,060
Cenveo, Inc.(a)	5,800	60,146
Clean Harbors, Inc.(a)	100	8,114
Corinthian Colleges, Inc.(a)	600	7,962
CoStar Group, Inc.(a)	400	21,124
CRA International Inc.(a)	1,400	55,846
Deluxe Corp.	3,600	59,436
Global Cash Access Holdings, Inc.(a)	400	2,396
Healthcare Services Group	3,200	62,336
Huron Consulting Group, Inc.(a)	570	36,754
Kenexa Corp.(a)	2,900	67,077
Kforce, Inc.(a)	4,410	47,099
Knoll, Inc.	600	9,882
McGrath Rent Corp.	1,740	49,590
On Assignment, Inc.(a)	6,100	57,645
Pre-Paid Legal Services, Inc.(a)	300	13,392
Resources Connection, Inc.(a)	100	2,418
SAIC, Inc.(a)	900	18,045
TeleTech Holdings, Inc.(a)	1,675	25,828
United Rentals, Inc.(a)	300	4,857
United Stationers, Inc.(a)	1,170	58,009
Viad Corp.	400	12,512
Waste Services Inc.(a)	5,900	49,206
Watson Wyatt Worldwide, Inc.	200	11,718

Total Commercial Services & Supplies		905,700

Communications Equipment 2.28%
3Com Corp.(a)	3,700	7,844
Adtran, Inc.	2,700	61,560
Avocent Corp.(a)	2,300	53,981
Belden CDT, Inc.	100	3,674
Harmonic, Inc.(a)	900	7,920
Harris Stratex Networks Inc.(a)	4,185	39,172
Ixia(a)	3,100	26,939
Netgear, Inc.(a)	2,975	50,129
PC-Tel, Inc.	4,400	44,484
Seachange International, Inc.(a)	1,700	14,586
Tekelec(a)	3,655	59,978
Viasat, Inc.(a)	2,350	61,640

Total Communications Equipment		431,907

Computers & Peripherals 0.84%
Electronics for Imaging Inc.(a)	300	4,977
Emulex Corp.(a)	700	9,394
Imation Corp.	800	16,992
Rimage Corp.(a)	100	1,594
Synaptics, Inc.(a)	2,390	125,093

Total Computers & Peripherals		158,050

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Construction & Engineering 1.40%
Comfort Systems USA, Inc.	900	$13,716
Dycom Industries, Inc.(a)	600	9,618
EMCOR Group, Inc.(a)	400	13,628
Granite Construction, Inc.	1,600	58,688
MasTec, Inc.(a)	2,400	33,888
Perini Corp.(a)	3,130	83,603
URS Corp.(a)	1,070	51,317

Total Construction & Engineering		264,458

Consumer Finance 0.19%
AEP Industries, Inc.(a)	1,500	27,945
Cash America International, Inc.	100	4,139
World Acceptance Corp.(a)	100	3,902

Total Consumer Finance		35,986

Containers & Packaging 0.77%
Greif, Inc.	800	55,288
Rock-Tenn Co.	2,440	89,499

Total Containers & Packaging		144,787

Diversified Consumer Services 0.08%
Lincoln Educational Services Corp.(a)	1,000	15,030

Diversified Financial Services 0.42%
Financial Federal Corp.	400	9,988
Interactive Brokers Group, Inc.(a)	900	24,570
PHH Corp.(a)	3,000	45,750

Total Diversified Financial Services		80,308

Diversified Telecommunication Services 0.95%
Alaska Communications Systems Group, Inc.	4,650	48,918
Atlantic Tele-Network, Inc.	200	6,694
Bigband Networks, Inc.(a)	300	1,053
nTelos Holdings Corp.	3,545	105,464
Windstream Corp.	1,400	17,388

Total Diversified Telecommunication Services		179,517

Electric Utilities 2.17%
Black Hills Corp.	4,055	137,099
Cleco Corp.	3,060	77,143
DPL, Inc.	100	2,482
El Paso Electric Co.(a)	600	12,774
ITC Holdings Corp.	1,000	56,010
Otter Tail Corp.	1,915	76,045
Pepco Holdings, Inc.	500	12,675
Portland General Electric Co.	800	20,496
Westar Energy, Inc.	700	15,855

Total Electric Utilities		410,579

Electrical Equipment 1.99%
Acuity Brands, Inc.	2,735	119,000
AO Smith Corp.	300	12,351
Baldor Electric Co.	800	28,512
Energy Conversion Devices, Inc.(a)	1,200	90,204
Hubbell, Inc.	1,200	52,212
II-VI, Inc.(a)	600	26,346
Regal-Beloit Corp.	1,000	46,950

Total Electrical Equipment		375,575

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Electronic Equipment, Instruments & Components 3.08%
Anixter International, Inc.(a)	1,070	$78,977
Cognex Corp.	1,100	22,253
CTS Corp.	2,700	35,748
Daktronics, Inc.	3,100	54,343
Dionex Corp.(a)	1,010	65,842
DTS, Inc.(a)	600	19,302
FARO Technologies, Inc.(a)	1,605	37,910
IPG Photonics Corp.(a)	1,525	31,064
L-1 Identity Solutions, Inc.(a)	3,900	64,272
Methode Electronics, Inc.	1,000	10,990
Multi-Fineline Electronix, Inc.(a)	300	5,118
PC Connection, Inc.(a)	1,500	11,385
Radisys Corp.(a)	1,600	17,712
Rofin-Sinar Technologies, Inc.(a)	1,869	75,545
SYNNEX Corp.(a)	2,300	52,877

Total Electronic Equipment, Instruments & Components		583,338

Energy Equipment & Services 2.80%
Basic Energy Services Inc.(a)	3,445	100,697
Bristow Group, Inc.(a)	1,500	61,155
Complete Production Services(a)	3,905	115,393
Grey Wolf, Inc.(a)	8,685	75,646
Gulf Island Fabrication, Inc.	500	21,535
Matrix Service Co.(a)	2,500	65,700
PHI, Inc.(a)	200	7,682
Pioneer Drilling Co.(a)	1,400	23,464
Tidewater, Inc.	100	6,067
Unit Corp.(a)	700	47,411
Willbros Group, Inc.(a)	100	4,141

Total Energy Equipment & Services		528,891

Food & Staples Retailing 0.83%
Andersons, Inc.	300	13,488
Casey’s General Stores, Inc.	2,585	74,965
Nash Finch Co.	1,400	57,008
United Natural Foods, Inc.(a)	600	11,532

Total Food & Staples Retailing		156,993

Food Products 0.78%
Chiquita Brands International, Inc.(a)	1,000	14,680
Lifeway Foods, Inc.(a)	700	7,924
Ralcorp Holdings, Inc.(a)	1,200	73,680
Sanderson Farms, Inc.	600	20,586
Seaboard Corp.	24	31,128

Total Food Products		147,998

Gas Utilities 0.21%
Atmos Energy Corp.	700	19,278
New Jersey Resources Corp.	200	7,236
South Jersey Industries, Inc.	200	7,134
WGL Holdings, Inc.	200	6,440

Total Gas Utilities		40,088

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Health Care Equipment & Supplies 3.52%
Align Technology, Inc.(a)	3,870	$50,465
American Medical Systems Holdings, Inc.(a)	2,800	49,840
Bio-Rad Laboratories, Inc.(a)	710	76,396
Cardiac Science Corp.(a)	200	2,050
Conmed Corp.(a)	600	19,176
Gen-Probe, Inc.(a)	545	32,564
Mentor Corp.	1,195	29,492
Merit Medical Systems, Inc.(a)	1,100	21,296
Quidel Corp.(a)	2,705	52,883
Somanetics Corp.(a)	900	22,320
Spectranetics Corp.(a)	2,600	20,904
Steris Corp.	2,000	73,540
Synovis Life Technologies, Inc.(a)	2,600	57,096
Thoratec Corp.(a)	1,300	34,632
Vnus Medical Technologies, Inc.(a)	400	8,868
Vital Signs, Inc.	610	45,048
West Pharmaceutical Services, Inc.	1,400	68,334

Total Health Care Equipment & Supplies		664,904

Health Care Providers & Services 4.45%
AMERIGROUP Corp.(a)	400	10,352
AMN Healthcare Services, Inc.(a)	7,045	133,855
Centene Corp.(a)	600	13,548
Chemed Corp.	500	21,870
Computer Programs & Systems, Inc.	2,100	56,973
Corvel Corp.(a)	200	5,822
CryoLife, Inc.(a)	4,000	63,120
Eclipsys Corp.(a)	200	4,462
Five Star Quality Care, Inc.(a)	200	804
Healthsouth Corp.(a)	500	8,995
Healthspring, Inc.(a)	300	5,958
Healthways, Inc.(a)	1,895	36,100
Kindred Healthcare, Inc.(a)	2,100	64,953
LifePoint Hospitals, Inc.(a)	1,700	57,358
Molina Healthcare, Inc.(a)	200	6,294
National Healthcare Corp.	900	44,748
Owens & Minor, Inc.	100	4,612
Psychiatric Solutions, Inc.(a)	3,630	137,032
Res-Care, Inc.(a)	3,390	65,224
Sun Healthcare Group, Inc.(a)	3,990	68,588
Universal Health Services, Inc.	505	31,199

Total Health Care Providers & Services		841,867

Hotels, Restaurants & Leisure 3.86%
AFC Enterprises(a)	4,045	36,688
Ameristar Casinos, Inc.	2,500	41,350
Bally Technologies, Inc.(a)	1,815	62,128
Bob Evans Farms, Inc.	1,300	36,491
Buffalo Wild Wings, Inc.(a)	1,490	53,759
California Pizza Kitchen, Inc.(a)	4,100	58,958
CBRL Group, Inc.	200	5,168
CEC Entertainment, Inc.(a)	200	6,852
CKE Restaurants, Inc.	3,745	47,861
DineEquity, Inc.	1,345	26,712

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
International Speedway Corp.—Class A	100	$3,967
Interval Leisure Group, Inc.(a)	40	519
Jack in the Box, Inc.(a)	5,230	124,108
Lodgian, Inc.(a)	1,200	10,152
Papa John’s International, Inc.(a)	2,145	59,888
Speedway Motorsports, Inc.	1,600	35,408
Sunstone Hotel Invs Inc.	4,400	62,392
WMS Industries, Inc.(a)	1,705	57,288

Total Hotels, Restaurants & Leisure		729,689

Household Durables 1.08%
American Greetings	3,800	61,104
Blount International, Inc.(a)	4,800	60,576
Blyth, Inc.	300	4,743
Furniture Brands International, Inc.	800	7,160
Tupperware Corp.	300	10,716
Universal Electronics, Inc.(a)	2,285	59,913

Total Household Durables		204,212

Industrial Conglomerates 0.03%
Tredegar Corp.	300	5,940

Insurance 4.97%
Allied World Assurance Co. Holdings Ltd.	100	3,862
American Equity Investment Life Holding Co.	400	3,676
American Physicians Capital, Inc.	1,300	54,990
American Safety Insurance Holdings Ltd(a)	1,000	14,450
Argo Group International Holdings Ltd(a)	100	3,759
Aspen Insurance Holdings Ltd.	3,835	103,929
CNA Surety Corp.(a)	4,000	64,280
Delphi Financial Group	2,105	56,477
Endurance Specialty Holdings Ltd.	200	6,524
FBL Financial Group, Inc.	3,805	87,325
Harleysville Group, Inc.	1,195	43,343
Horace Mann Educators Corp.	3,385	50,436
Maiden Holdings Ltd	500	3,260
Max Capital Group Ltd.	3,285	85,410
Meadowbrook Insurance Group, Inc.	100	670
Montpelier Re Holdings Ltd.	4,100	66,379
Navigators Group, Inc.(a)	200	10,480
PartnerRe Ltd	100	6,891
Platinum Underwriters Holdings Ltd	1,800	65,070
ProAssurance Corp.(a)	1,065	57,403
RLI Corp.	1,350	75,479
Seabright Insurance Hldgs, Inc.(a)	4,400	53,416
United American Indemnity Ltd.(a)	800	12,176
Validus Holdings Ltd.	400	9,544

Total Insurance		939,229

Internet & Catalog Retail 0.36%
HSN, Inc.(a)	40	586
Insight Enterprises, Inc.(a)	900	14,976
Stamps.com, Inc.(a)	3,800	52,174
Ticketmaster(a)	40	857

Total Internet & Catalog Retail		68,593

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Internet Software & Services 2.60%
CMGI, Inc.(a)	200	$2,358
DealerTrack Holdings, Inc.(a)	2,135	39,348
Digital River, Inc.(a)	1,350	59,063
Earthlink, Inc.(a)	6,600	61,512
IAC Interactivecorp(a)	100	1,660
j2 Global Communications, Inc.(a)	2,355	58,098
Savvis, Inc.(a)	2,975	47,243
Switch & Data Facilities Comp(a)	3,200	46,336
United Online, Inc.	9,610	101,193
Valueclick, Inc.(a)	4,345	56,007
Websense, Inc.(a)	800	18,112

Total Internet Software & Services		490,930

IT Services 1.89%
Heartland Payment Systems, Inc.	1,905	42,977
iGate Corp.(a)	8,220	92,475
Infogroup, Inc.	7,195	47,487
MAXIMUS, Inc.	600	22,200
Sapient Corp.(a)	4,625	42,874
SYKES Enterprises, Inc.(a)	1,600	32,224
Syntel, Inc.	1,700	56,219
Virtusa Corp.(a)	2,820	20,614

Total IT Services		357,070

Leisure Equipment & Products 0.93%
Callaway Golf Co.	4,600	62,468
Jakks Pacific, Inc.(a)	1,100	27,445
Leapfrog Enterprises, Inc.(a)	900	7,650
Marvel Entertainment, Inc.(a)	1,375	46,571
Steinway Musical Instruments(a)	1,100	31,801

Total Leisure Equipment & Products		175,935

Life Sciences Tools & Services 0.57%
Life Sciences Research, Inc.(a)	1,600	56,640
Techne Corp.(a)	655	50,546

Total Life Sciences Tools & Services		107,186

Machinery 2.87%
Actuant Corp. Class A	300	9,465
Altra Holdings, Inc.(a)	3,300	59,367
Barnes Group, Inc.	2,035	49,084
Chart Industries, Inc.(a)	1,590	73,426
Columbus Mckinnon Corp.(a)	4,195	114,482
Crane Co.	100	3,672
EnPro Industries, Inc.(a)	400	16,860
Kadant, Inc.(a)	1,550	36,347
Mueller Industries, Inc.	900	25,245
Nordson Corp.	1,000	53,630
Sun Hydraulics, Inc.	1,000	33,090
Titan International, Inc.	2,175	58,160
Wabash National Corp.	1,200	10,428

Total Machinery		543,256

Marine 0.14%
TBS International Limited(a)	920	26,597

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Media 1.11%
Belo Corp.	8,000	$58,640
Entercom Communications Corp.—Class A	400	2,444
Gannett Co, Inc.	600	10,674
Gray Television, Inc.	200	492
Harte-Hanks, Inc.	4,100	50,635
Lin TV Corp.(a)	300	1,845
National Cinemedia, Inc.	3,175	35,528
Scholastic Corp.	1,310	34,191
Sinclair Broadcast Group, Inc.	1,200	8,508
Valassis Communications, Inc.(a)	700	6,587

Total Media		209,544

Metals & Mining 0.61%
AM Castle & Co.	300	6,024
Compass Minerals International, Inc.	415	28,747
Horsehead Holding Corp.(a)	3,375	28,080
Kaiser Aluminum Corp.	100	5,406
RTI International Metals, Inc.(a)	1,400	47,334

Total Metals & Mining		115,591

Multi-Utilities & Unregulated Power 0.14%
Sierra Pacific Resources	2,400	26,976

Oil, Gas & Consumable Fuels 4.55%
ATP Oil & Gas Corp.(a)	1,900	48,830
Barrett Bill Corp.(a)	600	23,628
Brigham Exploration Co.(a)	3,665	49,734
Callon Petroleum Co.(a)	4,175	82,957
Clayton Williams Energy, Inc.(a)	700	56,658
Contango Oil & Gas Company(a)	500	35,560
Crosstex Energy, Inc.	900	29,313
Energy Partners Ltd.(a)	4,400	52,360
Exco Resources, Inc.(a)	1,515	40,117
Mariner Energy, Inc.(a)	900	26,181
Overseas Shipholding Group, Inc.	700	50,218
Penn Virginia Corp.	1,335	88,350
Petroquest Energy, Inc.(a)	4,570	84,499
Rosetta Resources, Inc.(a)	400	9,300
Stone Energy Corp.(a)	1,300	61,971
Swift Energy Co.(a)	1,300	60,723
Vaalco Energy, Inc.(a)	600	4,698
Warren Res, Inc.(a)	3,805	42,959
World Fuel Services Corp.	400	11,524

Total Oil, Gas & Consumable Fuels		859,580

Paper & Forest Products 0.23%
Buckeye Technologies, Inc.(a)	4,700	43,287

Personal Products 0.71%
Alberto Culver Co.	1,575	41,202
Chattem, Inc.(a)	1,070	75,028
Nu Skin Enterprises, Inc.	1,100	18,425

Total Personal Products		134,655

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Pharmaceuticals 1.39%
Eurand NV(a)	3,140	$52,030
King Pharmaceuticals, Inc.(a)	600	6,864
Medicines Co.(a)	2,800	68,208
Medicis Pharmaceutical	700	14,497
Noven Pharmaceuticals, Inc.(a)	3,185	39,335
Sciele Pharma, Inc.	2,430	46,826
Viropharma, Inc.(a)	900	13,185
Vivus, Inc.(a)	200	1,690
Warner Chilcott Limited(a)	1,300	20,800

Total Pharmaceuticals		263,435

Real Estate Investment Trusts (REITs) 4.94%
Anthracite Capital, Inc.	600	3,378
Anworth Mortgage Asset Corp.	800	5,232
Ashford Hospitality Trust, Inc.	1,100	4,994
Brandywine Realty Trust	600	10,440
Capital Lease Funding, Inc.	1,100	9,075
CBL & Associates Properties, Inc.	300	6,507
Diamondrock Hospitality Co.	6,400	58,944
Digital Realty Trust, Inc.	1,125	51,604
DuPont Fabros Technology Inc.	3,100	54,436
Equity One, Inc.	2,900	60,871
Extra Space Storage, Inc.	3,200	50,400
FelCor Lodging Trust, Inc.	1,700	13,617
First Industrial Realty Trust, Inc.	1,980	46,708
First Potomac Realty Trust	3,400	56,474
Glimcher Realty Trust	5,100	51,459
Hersha Hospitality Trust	100	724
Home Properties, Inc.	1,185	62,509
Hospitality Properties Trust	300	6,804
Inland Real Estate Corp.	300	4,512
Investors Real Estate Trust	800	8,264
Kite Realty Group Trust	700	8,533
Lexington Corporate Properties Trust	1,900	28,329
MFA Mortgage Investments, Inc.	700	4,760
National Health Investors, Inc.	100	3,270
NorthStar Realty Finance Corp.	6,500	46,475
Pennsylvania Real Estate Investment Trust	4,280	84,958
Senior Housing Properties Trust	3,665	79,457
Sovran Self Storage, Inc.	1,740	66,990
Strategic Hotels & Resorts Inc.	4,900	45,178

Total Real Estate Investment Trusts (REITs)		934,902

Road & Rail 0.03%
Arkansas Best Corp.	100	3,462
Heartland Express, Inc.	100	1,652

Total Road & Rail		5,114

Semiconductors & Semiconductor Equipment 2.70%
Amkor Technology, Inc.(a)	6,800	51,068
Applied Micro Circuits Corp.(a)	6,900	54,924
Cabot Microelectronics Corp.(a)	100	3,862
Cirrus Logic, Inc.(a)	600	3,726
Conexant Systems, Inc.(a)	220	1,296

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Integrated Device Technology, Inc.(a)	1,800	$19,062
Kulicke & Soffa Industries, Inc.(a)	8,285	42,585
Micrel, Inc.	5,700	52,497
ON Semiconductor Corp.(a)	4,880	46,213
PMC—Sierra, Inc.(a)	8,900	80,100
Silicon Image, Inc.(a)	700	4,851
Silicon Laboratories, Inc.(a)	900	30,339
Skyworks Solutions, Inc.(a)	6,700	64,990
Volterra Semiconductor Corp.(a)	3,500	55,020

Total Semiconductors & Semiconductor Equipment		510,533

Software 3.86%
Advent Software, Inc.(a)	700	32,375
Ansys, Inc.(a)	400	17,740
Blackbaud, Inc.	100	2,019
Blackboard, Inc.(a)	1,480	59,141
Fair Isaac Corp.	300	6,930
Informatica Corp.(a)	1,765	29,775
JDA Software Group, Inc.(a)	3,180	57,971
Lawson Software Inc.(a)	8,000	64,720
MICRO Systems, Inc.(a)	2,400	73,968
Nuance Communications, Inc.(a)	1,600	25,280
Parametric Technology Corp.(a)	600	12,048
Progress Software Corp.(a)	2,600	75,946
Quality Systems, Inc.	1,490	63,802
Quest Software, Inc.(a)	800	11,832
Secure Computing Corp.(a)	6,490	27,777
SPSS, Inc.(a)	1,810	57,160
Synchronoss Technologies, Inc.(a)	2,330	29,498
Synopsys, Inc.(a)	800	17,224
TIBCO Software, Inc.(a)	100	819
Wind River Systems, Inc.(a)	5,860	64,753

Total Software		730,778

Specialty Retail 2.79%
Aeropostale, Inc.(a)	4,545	158,439
America’s Car Mart, Inc.(a)	2,300	43,493
The Buckle Inc.	300	15,579
Build-A-Bear Workshop(a)	1,000	7,420
Charming Shoppes(a)	500	2,700
Collective Brands, Inc.(a)	100	1,452
Dress Barn, Inc.(a)	1,600	26,016
Gymboree Corp.(a)	1,600	62,800
J. Crew Group, Inc.(a)	1,765	46,614
Joseph A. Bank Clothiers, Inc.(a)	2,370	61,596
Regis Corp.	300	8,238
Rent-A-Center, Inc./TX(a)	200	4,532
Rush Enterprises, Inc.—Class A(a)	4,400	58,036
Ulta Salon Cosmetics & Fragrance Inc.(a)	2,525	27,472
The Wet Seal Inc.(a)	800	3,768

Total Specialty Retail		528,155

Textiles, Apparel & Luxury Goods 2.33%
Deckers Outdoor Corp.(a)	600	68,214
FGX International Holdings Ltd.(a)	1,600	20,816

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Fossil, Inc.(a)	2,450	$73,304
G-III Apparel Group Ltd.(a)	200	3,702
Perry Ellis International, Inc.(a)	2,000	34,120
Phillips-Van Heusen	1,260	47,955
Quiksilver, Inc.(a)	7,800	60,138
Skechers U.S.A., Inc.—Class A(a)	1,200	22,944
True Religion Apparel, Inc.(a)	1,060	28,779
Unifirst Corp.	100	4,303
Warnaco Group, Inc.(a)	1,480	76,324

Total Textiles, Apparel & Luxury Goods		440,599

Thrifts & Mortgage Finance 0.82%
Berkshire Hills Bancorp, Inc.	300	7,980
Dime Community Bancshares	2,655	43,595
First Financial Holdings, Inc.	500	10,920
First Niagara Financial Group, Inc.	3,375	50,490
First Place Financial Corp/OH	1,000	10,160
OceanFirst Financial Corp.	1,400	25,270
Provident Financial Services, Inc.	300	4,575
Sterling Financial Corp./WA	200	2,038
Tree.com, Inc.(a)	6	46

Total Thrifts & Mortgage Finance		155,074

Tobacco 0.03%
Universal Corp.	100	5,192

Trading Companies & Distributors 0.22%
Applied Industrial Technologies, Inc.	1,385	40,317
H & E Equipment Services, Inc.(a)	100	1,411

Total Trading Companies & Distributors		41,728

Water Utilities 0.51%
American Water Works Co. Inc.(a)	1,900	43,605
Middlesex Water Co.	3,000	53,160

Total Water Utilities		96,765

Wireless Telecommunication Services 0.47%
EMS Technologies, Inc.(a)	300	7,047
Syniverse Hldgs, Inc.(a)	4,900	81,291

Total Wireless Telecommunication Services		88,338

Total Common Stocks (Cost $17,618,582)		18,204,139

Investment Companies 2.01%
Ares Cap Corp.	2,000	24,180
Compass Diversified Holdings	100	1,284
Franklin Street Properties Corp.	100	1,273
Gramercy Capital Corp.	500	3,345
iShares Russell 2000 Index Fund	4,380	323,025
MVC Capital, Inc.	300	4,479
Prospect Capital Corporation	1,500	21,000
Winthrop Realty Trust	200	794

Total Investment Companies (Cost $376,906)		379,380

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND	Schedule of Investments

August 31, 2008 (Unaudited) (Continued)

	Principal Amount	Value
Short Term Investments 3.21%
AIM STIT Treasury Portfolio 1.850%, 01/01/2020(b)	$131,888	$131,888
Fidelity Institutional Money Market Funds—Government Portfolio 2.200%, 12/31/2031(b)	475,882	475,882

Total Short Term Investments (Cost $607,770)		607,770

Total Investments (Cost $18,603,258) 101.49%		19,191,289

Liabilities in Excess of Other Assets (1.49)%		(281,401)

Total Net Assets 100.00%		$18,909,888

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008

	Shares	Value
Common Stocks 90.38%
Australia 3.30%
BHP Billiton Ltd.	3,950	$138,731
Boart Longyear Group	25,300	42,321
Centennial Coal Co.	15,690	76,422
CFS Retail Property Trust	20,900	38,525
Coca-Cola Amatil Ltd.	4,050	29,581
Computershare Ltd	4,100	31,594
Dexus Property Group(a)	29,300	36,870
MacArthur Coal Ltd.	6,402	73,138
Orica Ltd.	3,615	76,562
Rio Tinto Ltd.	300	32,527
Sims Group Ltd.	1,150	33,711
Sonic Healthcare	2,550	31,464
Telstra Corp.	7,900	29,326
United Group Ltd.	4,336	50,892
Wesfarmers Ltd.	1,000	26,218
Woolworths Ltd.	1,550	37,421

Total Australia		785,303

Austria 1.57%
Andritz AG	500	30,663
Erste Group Bank AG	500	29,880
OMV AG	500	32,033
Raiffeisen International Bank Holding AG	1,812	198,074
Voestalpine AG	600	32,479
Wiener Staedtische Versicher	800	49,774

Total Austria		372,903

Belgium 1.25%
Ackermans	300	29,734
Colruyt SA	100	27,264
Delhaize Group	2,467	159,156
Mobistar SA	700	51,826
Umicore	700	30,675

Total Belgium		298,655

Bermuda 1.02%
Jardine Matheson Holdings Ltd.	8,400	241,823

Canada 1.08%
ARC Energy Trust	1,700	48,368
Bank Of Nova Scotia(a)	700	32,337
Bombardier Inc.(a)	5,200	40,403
Compx International Inc.	1,500	32,845
Fairfax Financial Holdings Ltd.(a)	100	21,944
National Bank of Canada	600	28,265
Research In Motion(a)	200	24,368
Toronto-Dominion Bank	500	27,430

Total Canada		255,960

Denmark 0.68%
AP Moller—Maersk A/S	3	33,563
FLSmidth & Co. A/S	350	28,062
H. Lundbeck A/S	1,800	41,813

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Jyske Bank A/S(a)	550	$30,798
Novo-Nordisk A/S	500	27,911

Total Denmark		162,147

Egypt 0.48%
Orascom Telecom Holding SAE-GDR	2,200	113,617

Finland 2.32%
Fortum Oyj	800	32,837
Kone Oyj	8,254	255,639
Nokia Oyj	6,150	153,980
Nokian Renkaat Oyj	1,200	42,735
Pohjola Pankki Oyj	2,100	33,891
Sampo Oyj	1,300	32,705

Total Finland		551,787

France 7.05%
Air France-KLM	6,891	165,791
BNP Paribas SA	800	71,764
Bouygues SA	1,100	66,299
Cap Gemini SA	600	35,424
Electricite De France	2,078	177,719
Eutelsat Communications	1,900	52,670
France Telecom SA	2,500	73,712
GDF Suez	1,000	57,567
Saft Groupe SA(a)	2,146	93,382
Sanofi-Aventis	1,000	70,946
Scor Regroupe	1,600	36,862
Societe Generale	3,164	305,207
Total SA	5,572	400,271
Vivendi Universal SA	1,800	69,539

Total France		1,677,153

Germany 7.12%
Allianz AG	1,243	207,215
BASF AG	1,900	109,647
Bayer AG	1,450	114,448
Bilfinger Berger AB	450	31,584
Daimler AG	3,683	215,060
Deutsche Post AG	5,883	137,608
E.ON AG	2,850	166,147
Fresenius Medical Care AG	2,463	131,894
GEA Group AG	1,000	31,419
HannoverRueckversicherung AG	800	33,935
Hypo Real Estate Holding AG	2,585	62,231
Kloeckner & Co.(a)	1,078	42,551
MAN AG	300	29,295
Merck KGaA	250	28,591
RWE AG	900	96,928
SAP AG	1,350	75,630
Siemens AG	1,100	119,547
ThyssenKrupp AG	650	32,363
United Internet AG	1,900	27,595

Total Germany		1,693,688

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Greece 1.49%
Alpha Bank AE	1,213	$30,866
National Bank of Greece SA	6,165	271,759
OPAP SA	1,470	51,480

Total Greece		354,105

Hong Kong 1.84%
Cheung Kong Holdings Ltd.	14,000	198,995
Citic Pacific Ltd.	13,000	45,101
Hutchison Telecomunications(a)	96,000	119,806
Kerry Properties	15,500	73,912

Total Hong Kong		437,814

Ireland 0.14%
Kerry Group	1,200	32,543

Italy 6.95%
Astaldi SpA	9,639	75,583
Banca Intesa SpA	6,300	33,817
Banco Popolare SC	11,390	216,963
Danieli & Co. SpA	10,322	204,591
Enel SpA	8,700	79,881
ENI SpA	3,800	123,262
Enia SpA(a)	9,124	96,800
Fondiaria-Sai SpA	800	22,166
Fondiaria-Sai SpA	10,758	201,165
IFIL-Investments SpA	7,700	50,162
Lottomatica SpA	1,800	55,386
Mediaset SpA	14,837	107,721
Prysmian SpA	1,300	31,820
Unicredito Italiano SpA	59,460	319,934
Unione di Banche Intaliane SpA	1,500	33,530

Total Italy		1,652,781

Japan 15.22%
Aioi Insurance Co.	20,000	98,462
Asahi Glass Co. Ltd.	4,000	42,464
Bridgestone Corp.	2,100	35,329
Brother Industries	2,900	32,461
Canon, Inc.	1,500	67,266
Central Japan Railway Co.	17	176,594
Daito Trust Construction Co. Ltd.	700	29,019
Daiwa Securities Group, Inc.	8,000	61,763
Fuji Photo Film Co. Ltd.	1,600	44,026
Fukuoka Financial Group, Inc.	15,000	52,763
Hiroshima Bank	12,000	44,934
Hitachi Construction Machinery Co. Ltd.	1,500	35,065
Hitachi Ltd.	11,000	81,014
Hokuhoku Financial Group, Inc.	20,000	47,814
Honda Motor Co. Ltd.	1,300	42,221
Ibiden Co Ltd.	2,200	64,884
Inpex Holdings, Inc.	4	43,557
Isuzu Motors	32,000	119,873
Itochu Corp.	16,000	128,716
Japan Tobacco, Inc.	46	218,312

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
JFE Holdings, Inc.	700	$29,582
Kawasaki Kisen Kaisha Ltd.	5,000	35,449
KDDI Corp.	9	52,409
Kirin Holdings Com	4,000	59,847
Komatsu Ltd.	2,000	41,859
Konica Minolta Holdings, Inc.	2,000	27,566
Kuraray Co. Ltd.	3,500	36,473
Lawson, Inc.	1,000	45,834
Marubeni Corp.	5,000	30,937
Matsushita Electric Industrial Co. Ltd.	1,000	20,554
Mazda Motor Corp.	6,000	31,937
Millea Holdings, Inc.	1,700	57,659
Mitsubishi Estate Co. Ltd.	4,000	88,356
Mitsubishi Materials Corp.	10,000	35,485
Mitsubishi Motors Corp.(a)	20,000	29,875
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,040	36,413
Mitsubishi Corp.	2,300	63,179
Mitsui & Co. Ltd.	2,000	34,099
Mitsui Fudosan Co. Ltd.	1,000	20,839
Mitsui OSK Lines Ltd.	3,000	35,556
Mizuho Financial Group, Inc.	15	63,854
Nintendo Co. Ltd.	200	93,892
Nippon Electric Glass Co. Ltd.	3,000	40,017
Nippon Telegraph & Telephone Corp.	13	63,910
Nippon Yusen Kabushiki Kaisha	5,000	39,901
Nipponkoa Insuranance Co. Ltd.	5,000	32,805
Nishi-nippon City Bank Ltd.	14,000	36,573
OJI Paper Co. Ltd.	4,000	20,897
Ricoh Co. Ltd.	3,000	49,520
Sumco Corp.	4,300	85,186
Sumitomo Heavy Industries Ltd	14,000	68,075
Sumitomo Metal Industries Ltd.	8,000	35,340
Sumitomo Mitsui Financial Group, Inc.	14	84,759
Suzuken Co Ltd	1,600	57,477
Suzuki Motor Corp.	1,500	31,613
T&D Holdings, Inc.	1,000	52,471
Tanabe Seiyaku Co.	4,000	56,042
Toho Gas Co.	10,000	56,272
Tohoku Electric Power Co, Inc.	2,600	61,950
Tokyo Gas Co. Ltd.	14,000	58,412
Toppan Printing Co. Ltd.	3,000	27,039
Toyo Suisan Kaisha Ltd.	2,000	49,876
Toyota Motor Corp.	1,500	66,926
Ube Industries	6,000	21,450
West Japan Railway	11	53,155
Yaskawa Electric Corp.	5,000	34,925

Total Japan		3,622,782

Kazakhstan 1.11%
KazMunaiGas Exploration—GDR(a)	11,400	263,419

Luxembourg 1.29%
ArcelorMittal	1,700	133,355
Millicom International Cellular SA(a)	1,605	127,389
SES SA	2,000	48,268

Total Luxembourg		309,012

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Mexico 0.15%
America Movil SA de CV—ADR	700	$35,966

Netherlands 0.89%
CSM NV	1,000	26,781
ING Groep NV	1,800	56,078
Koninklijke Ahold NV	2,700	33,757
Koninklijke DSM NV	600	34,533
Koninklijke Philips Electronics NV	1,900	61,731

Total Netherlands		212,880

New Zealand 0.13%
Telecom Corp. of New Zealand Ltd.	13,700	31,357

Norway 1.42%
Marine Harvest NV(a)	132,029	91,959
Statoil ASA	1,200	36,811
Telenor ASA	10,134	159,275
Yara International ASA	800	49,534

Total Norway		337,579

Portugal 0.55%
Energias de Portugal SA	7,512	38,153
Jeronimo Martins SGPS SA	4,189	35,884
Portugal Telecom SGPS SA	5,537	57,849

Total Portugal		131,886

Russian Federation 0.26%
Novolipetsk Steel OJSC GDR(a)	1,600	61,457

Singapore 0.88%
City Developments Ltd.	6,000	43,521
Singapore Telecommunications Ltd.	56,000	138,212
United Overseas Bank Ltd.	2,000	26,620

Total Singapore		208,353

South Africa 0.29%
Impala Platinum Holdings Ltd	2,489	70,228

Spain 4.79%
ACS Actividades Construccion y Servicious SA	700	30,996
Banco Bilbao Vizcaya Argentaria SA	3,100	52,309
Banco Santander Central Hispano SA	23,498	399,452
Enagas SA	1,400	35,590
Indra Sistemas SA	1,300	33,279
Mapfre SA	11,600	55,475
Sol Melia SA	14,917	128,075
Telefonica SA	16,414	405,566

Total Spain		1,140,742

Sweden 1.24%
Alfa Laval AB	2,200	30,023
Atlas Copco AB	2,000	27,917
Modern Times Group AB	3,063	162,123
Nordea Bank AB	3,400	45,163
SKF AB	2,000	30,288

Total Sweden		295,514

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Switzerland 7.45%
ABB Ltd.	2,900	$71,130
Actelion Ltd.(a)	600	34,441
Baloise Holding AG	600	51,332
Bank Sarasin & Cie AG	3,000	129,285
Compagnie Financiere Richemont AG	3,143	182,875
Julius Baer Holding AG	2,793	169,969
Logitech International AG(a)	1,300	34,655
Lonza Group AG	200	28,233
Nestle SA	5,200	229,110
Novartis AG	2,900	161,555
Pargesa Holding AG	500	51,628
Roche Holding AG	1,603	269,750
Sulzer AG	200	24,574
Swiss Life Holding AG	100	18,192
Syngenta AG	300	80,493
Zurich Financial Services AG	904	236,004

Total Switzerland		1,773,226

Turkey 1.19%
Aksigorta AS(a)	47,050	199,934
Anadolu Efes Biracilik Ve Malt Sanayii AS(a)	7,746	83,077

Total Turkey		283,011

United Arab Emirates 0.94%
DP World Ltd.(a)	263,165	223,690

United Kingdom 16.29%
3i Group	2,000	33,420
AMEC PLC	3,500	53,687
Anglo American PLC	2,000	106,312
AstraZeneca PLC	2,600	126,755
Balfour Beatty PLC	4,600	34,451
Barclays PLC	4,100	26,235
BBA Aviation PLC	63,620	153,792
BG Group Plc	6,300	139,743
BHP Billiton PLC	2,400	74,750
BP PLC	19,300	185,504
British American Tobacco PLC	2,800	94,596
BT Group PLC	8,100	25,422
Bunzl PLC	2,900	37,696
Cable & Wireless PLC	8,300	26,759
Carnival PLC	5,123	175,630
Compass Group PLC	9,700	64,553
Drax Group PLC(a)	3,600	48,830
Evraz Group SA GDR(a)	700	52,827
Experian Group Ltd	5,200	39,168
GlaxoSmithKline PLC	6,900	162,363
HSBC Holdings PLC	11,800	185,670
Inmarsat PLC(a)	6,200	57,712
International Power PLC	27,780	199,416
Investec PLC	4,800	35,093
London Stock Exchange Group PLC	5,867	84,311
Man Group PLC	3,000	30,914
Oilexco, Inc.(a)	4,566	64,812

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND	Schedule of Investments

August 31, 2008 (Continued)

	Shares	Value
Pennon Group PLC(a)	3,600	$40,146
Raymarine PLC(a)	21,116	47,704
Reckitt Benckiser Group PLC	1,500	75,832
Rio Tinto PLC	1,400	132,901
Royal & Sun Alliance Insurance Group PLC	13,900	38,054
Royal Bank of Scotland Group PLC	16,200	68,900
Royal Dutch Shell PLC	2,600	89,405
Royal Dutch Shell PLC	12,374	430,630
Stagecoach Group PLC	6,600	38,314
Standard Life PLC	8,100	36,901
Tesco PLC	8,500	58,917
Vodafone Group PLC	40,400	103,246
WH Smith PLC(a)	14,760	103,150
Whitbread PLC	9,456	194,013
WPP Group PLC	3,300	32,120
Xstrata PLC	1,200	66,904

Total United Kingdom		3,877,558

Total Common Stocks (Cost $22,555,833)		21,508,939

Preferred Stocks 0.34%
Brazil 0.15%
Uniao de Bancos Brasileiros SA—GDR	300	35,868

Germany 0.19%
Fresenius AG	550	45,007

Total Preferred Stocks (Cost $81,846)		80,875

	Principal Amount
Short Term Investments 1.94%
Fidelity Institutional Money Market Funds—Government Portfolio 2.200%, 12/31/2031(b)	$461,430	461,430

Total Short Term Investments (Cost $461,430)		461,430

Total Investments 92.66% (Cost $23,099,109)		22,051,244

Other Assets in Excess of Liabilities 7.34%		1,746,278

Total Net Assets 100.00%		$23,797,522

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008

	Principal Amount	Value
Asset Backed Securities 9.82%
AmeriCredit Automobile Receivables Trust
Series FLT, 4.213%, 01/12/2012	$470,000	$456,006
BA Credit Card Trust
Series 2007-13A, 5.334%, 04/15/2012	645,000	638,286
Capital Auto Receivables Asset Trust
Series FLT, 3.449%, 03/15/2011	75,000	75,003
Carmax Auto Owner Trust
Series 2008-1, 3.158%, 04/15/2011	449,325	449,253
Chase Credit Card Master Trust
Series A, 2.628%, 09/15/2011	650,000	646,987
Chase Issuance Trust
Series A, 3.609%, 05/15/2011	180,000	180,098
Series A, 5.071%, 07/15/2011	550,000	546,832
Series A, 2.908%, 01/15/2012	350,000	347,174
Citibank Credit Card Issuance Trust
Series 2003-A9, 5.288%, 11/20/2010	700,000	699,332
Series 2007-A5, 5.500%, 06/22/2012	300,000	306,029
Series 2007-A6, 5.350%, 07/12/2012	425,000	416,330
Continental Airlines Inc.
Series 2007-1, 5.983%, 10/19/2023	180,000	147,150
Daimler Chrysler Auto Trust
Series FLT, 3.041%, 03/08/2011	340,493	338,431
Daimler Chrysler Master Owner Trust
Series FLT, 4.394%, 12/15/2010	650,000	649,655
Delta Airlines Inc.
Series 2000-1, 7.570%, 05/18/2012	260,000	245,050
Discover Card Master Trust
Series A, 3.021%, 07/15/2012	500,000	495,144
Discover Card Master Trust I
Series A-1, 4.430%, 06/18/2013	575,000	556,837
MBNA Credit Card Master Note Trust
Series 2004-10A, 2.538%, 03/15/2012	400,000	395,523
Southwest Airlines Co.
Series 2007-1, 6.150%, 02/01/2024	17	15
United Airlines, Inc.
Series A, 6.636%, 01/02/2024	80,874	62,677

Total Asset Backed Securities (Cost $7,769,000)		7,651,812

Corporate Bonds 13.82%
Air Freight & Logistics 0.07%
FedEx Corp.
5.500%, 08/15/2009	55,000	55,566

Airlines 0.16%
Northwest Airlines, Inc.
Series 2007-1, 7.027%, 11/01/2019	157,000	122,460

Automobiles 0.15%
Daimler Finance North America LLC
4.875%, 06/15/2010	115,000	115,360

Beverages 0.16%
Pepsico, Inc.
5.000%, 06/01/2018	125,000	124,133

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008 (Continued)

	Principal Amount	Value
Capital Markets 2.06%
Bear Stearns Companies, Inc.
7.250%, 02/01/2018	$160,000	$166,063
Goldman Sachs Group, Inc.
6.450%, 05/01/2036	15,000	12,871
6.750%, 10/01/2037	510,000	450,042
Merrill Lynch & Co., Inc.
5.450%, 02/05/2013	210,000	196,041
6.220%, 09/15/2026	100,000	79,650
6.110%, 01/29/2037	100,000	75,248
6.875%, 04/25/2018	345,000	318,290
Morgan Stanley
6.625%, 04/01/2018	335,000	311,792

Total Capital Markets		1,609,997

Commercial Banks 0.46%
HSBC Finance Corp.
4.125%, 11/16/2009	105,000	104,724
PNC Bank NA
6.875%, 04/01/2018	250,000	252,495

		357,219

Consumer Finance 0.35%
American Express Credit Corp.
5.875%, 05/02/2013	160,000	154,003
7.300%, 08/20/2013	115,000	116,942

Total Consumer Finance		270,945

Diversified Financial Services 3.54%
Bank Of America Corp.
5.750%, 12/01/2017	110,000	102,794
5.650%, 05/01/2018	340,000	314,221
Citigroup, Inc.
5.500%, 04/11/2013	335,000	323,389
6.500%, 08/19/2013	80,000	80,171
0.050%, 09/15/2014	390,000	349,411
6.125%, 11/21/2017	115,000	108,326
6.875%, 03/05/2038	70,000	67,688
General Electric Capital Corp.
5.625%, 05/01/2018	620,000	603,883
5.875%, 02/15/2012	100,000	103,305
5.875%, 01/14/2038	85,000	76,789
International Lease Finance Corp.
5.625%, 09/15/2010	210,000	199,145
Jp Morgan Chase & Co.
4.750%, 05/01/2013	175,000	168,880
6.400%, 05/15/2038	150,000	139,762
JP Morgan Chase Capital XV
5.875%, 03/15/2035	155,000	120,448

Total Diversified Financial Services		2,758,212

Diversified Telecommunication Services 0.61%
AT&T, Inc.
6.400%, 05/15/2038	55,000	52,722
Qwest Corp.
8.875%, 03/15/2012	140,000	141,750

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008 (Continued)

	Principal Amount	Value
Verizon Communications, Inc.
5.250%, 04/15/2013	$280,000	$281,725

Total Diversified Telecommunication Services		476,197

Electric Utilities 0.70%
Exelon Corp.
4.900%, 06/15/2015	180,000	166,821
FirstEnergy Corp.
6.450%, 11/15/2011	130,000	133,651
MidAmerican Energy Holding Company
5.750%, 04/01/2018	245,000	243,405

Total Electric Utilities		543,877

Energy Equipment & Services 0.36%
Cameron International Corp.
6.375%, 07/15/2018	115,000	115,147
Nabors Industries Inc 144a
6.150%, 02/15/2018(a)	165,000	162,617

		277,764

Food Products 0.10%
Kraft Foods, Inc.
6.125%, 02/01/2018	80,000	78,706

Independent Power Producers & Energy Traders 0.12%
Exelon Generation Co., LLC
6.200%, 10/01/2017	95,000	93,452

Insurance 0.24%
American International Group, Inc.
4.250%, 05/15/2013	110,000	97,633
Chubb Corp.
6.500%, 05/15/2038	90,000	85,519

Total Insurance		183,152

Media 1.78%
Comcast Corp.
6.300%, 11/15/2017	225,000	223,597
6.400%, 05/15/2038	230,000	211,659
Time Warner Cable, Inc.
5.400%, 07/02/2012	300,000	297,964
Time Warner Cable, Inc.
5.850%, 05/01/2017	150,000	143,424
6.750%, 07/01/2018	240,000	242,733
7.300%, 07/01/2038	120,000	120,946
Viacom, Inc.
6.750%, 10/05/2037	160,000	144,255

Total Media		1,384,578

Metals & Mining 0.10%
Alcoa, Inc.
6.000%, 07/15/2013	80,000	80,176

Multi-Utilities 0.15%
Dominion Resources Inc.
7.000%, 06/15/2038	110,000	113,595

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008 (Continued)

	Principal Amount	Value
Office Electronics 0.11%
Xerox Corp.
5.500%, 05/15/2012	$85,000	$84,497

Oil, Gas & Consumable Fuels 1.60%
DCP Midstream LLC
6.750%, 09/15/2037(a)	45,000	42,583
Enbridge Energy Partners L.P.
7.500%, 04/15/2038	95,000	97,597
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	390,000	379,430
NGPL Pipe Co., LLC
6.514%, 12/15/2012(a)	145,000	147,231
ONEOK Partners LP
6.850%, 10/15/2037	95,000	92,163
Pemex Project Funding Master Trust
5.750%, 03/01/2018(a)	75,000	74,059
TEPPCO Partners LP
7.550%, 04/15/2038	75,000	75,566
XTO Energy, Inc.
6.750%, 08/01/2037	120,000	113,529
Xto Energy, Inc.
6.500%, 12/15/2018	225,000	224,759

Total Oil, Gas & Consumable Fuels		1,246,917

Paper & Forest Products 0.09%
International Paper Co.
8.700%, 06/15/2038	70,000	72,461

Road & Rail 0.26%
Erac USA Finance Co.
7.000%, 10/15/2037(a)	170,000	130,000
Union Pacific Corp.
5.750%, 11/15/2017	75,000	73,242

Total Road & Rail		203,242

Software 0.20%
Oracle Corp.
6.500%, 04/15/2038	155,000	157,135

Tobacco 0.24%
Philip Morris International, Inc.
6.375%, 05/16/2038	190,000	187,485

Wireless Telecommunication Services 0.21%
New Cingular Wireless Services Inc.
7.875%, 03/01/2011	155,000	165,891

Total Corporate Bonds (Cost $11,079,764)		10,763,017

Credit-Linked Trust Certificates 2.53%
CDX North America High Yield
8.750%, 12/29/2012	990,000	933,669
8.875%, 06/29/2013	1,110,000	1,033,687

Total Credit-Linked Trust Certificates (Cost $2,080,199)		1,967,356

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008 (Continued)

	Principal Amount	Value
Foreign Bonds 2.00%
Arcelormittal SA
6.125%, 06/01/2018	$100,000	$96,343
Barclays Bank PLC
5.450%, 09/12/2012	100,000	100,005
EnCana Corp.
6.625%, 08/15/2037	125,000	119,315
HBOS PLC
6.750%, 05/21/2018	205,000	185,462
HSBC Holdings PLC
6.500%, 09/15/2037	195,000	178,357
6.800%, 06/01/2038	140,000	132,903
ING Bank NV
5.125%, 05/01/2015	135,000	133,169
Ingersoll-Rand Company Limited
6.000%, 08/15/2013	125,000	125,445
Rio Tinto Finance USA Ltd.
7.125%, 07/15/2028	115,000	116,850
Rogers Communications, Inc.
6.800%, 08/15/2018	195,000	198,100
Telecom Italia Cap
7.721%, 06/04/2038	80,000	78,237
Telecom Italia Capital SA
7.200%, 07/18/2036	105,000	96,833

Total Foreign Bonds (Cost $1,623,141)		1,561,019

Mortgage Backed Securities 29.78%
Banc of America Commerical Mortgage Inc.
Series 2005-3, 4.501%, 07/10/2043	225,000	222,268
Series 2007-1, 5.451%, 01/15/2049	200,000	179,078
Banc of America Funding Corp.
Pool #2006-A, 5.957%, 02/20/2036	166,740	116,938
Bear Stearns Commerical Mortgage Securities
Series A-4, 5.331%, 02/11/2044	155,000	137,924
Credit Suisse Mortgage Capital Certificates
Series 2007-C3, 5.913%, 06/15/2039	200,000	182,700
Series 2006-C4, 4.771%, 09/15/2039	223,650	220,495
CS First Boston Mortgage Securities Corp.
Series 2004-C3, 5.113%, 07/15/2036	200,000	190,684
Series 2005-C2, 4.832%, 04/15/2037	200,000	185,878
FNMA
Pool #897512, 5.000%, 12/01/2021	1,815,104	1,802,694
Pool #937775, 5.000%, 06/01/2022	944,853	937,306
Pool #893641, 6.000%, 09/01/2036	194,091	196,281
Pool #831922, 5.500%, 11/01/2036	195,619	193,577
Pool #917882, 5.000%, 05/01/2037	2,187,873	2,105,540
Pool #972296, 5.500%, 02/01/2038	496,234	490,590
Pool #974965, 5.000%, 04/01/2038	337,470	324,737
Pool #962874, 5.000%, 05/01/2038	248,512	239,135
Pool #981566, 5.000%, 05/01/2038	29,999	28,867
Pool #934305, 5.000%, 06/01/2038	2,000,000	1,924,537
FHLMC
Pool #1H-2617, 5.770%, 05/01/2036	771,952	787,464
Pool #1J-1346, 5.666%, 11/01/2036	232,786	236,957
Pool #1G-1509, 5.419%, 02/01/2037	241,858	244,728

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008 (Continued)

	Principal Amount	Value
FHLMC Gold
Pool #010127, 5.000%, 09/15/2023	$60,000	$59,409
Pool #009842, 5.500%, 09/01/2034	5,210,000	5,137,550
Pool #029220, 6.000%, 09/01/2037	150,000	151,266
Pool #A6-6691, 6.000%, 10/01/2037	1,179,326	1,190,236
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1, 6.465%, 04/15/2034	221,555	226,060
Greenwich Capital Commercial Funding Corp.
Series A-4, 5.736%, 12/10/2049	1,020,000	925,433
GS Mortgage Securities Corp. II
Series 2007-GG10, 5.778%, 08/10/2045	230,000	223,596
Series 2007-GG10, 5.993%, 08/10/2045	540,000	496,118
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CIBC18, 5.440%, 06/12/2047	225,000	201,342
Series 2007-CIBC20, 5.794%, 02/12/2051	200,000	182,105
Series 2007-LDP12, 5.882%, 02/15/2051	200,000	183,330
JP Morgan Mortgage Trust
Pool #2005A3, 4.943%, 06/25/2035	161,083	154,221
Merrill Lynch Mortgage Investors Inc.
Pool #2006A1, 5.940%, 03/25/2036	165,286	116,204
Merrill Lynch Mortgage Trust
Series 2002-MW1, 5.619%, 07/12/2034	315,000	313,847
Merrill Lynch/Countrywide Commerical Mortgage Trust
Series 2007-8, 6.156%, 08/12/2049	100,000	92,730
Morgan Stanley Capital I
Series A-3, 4.850%, 06/13/2041	870,000	859,831
Series A-5, 4.780%, 12/13/2041	200,000	186,319
SLM Student Loan Trust
Pool #2008-6, 3.073%, 10/25/2014	155,000	154,749
Wachovia Bank Commercial Mortgage Trust
Series 2007-C32, 5.929%, 06/15/2049	175,000	159,497
Series 2005-C19, 4.516%, 05/15/2044	225,000	221,840
Series 2005-C19, 4.661%, 05/15/2044	870,000	834,598
Series 2007-C31, 5.509%, 04/15/2047	200,000	179,206

Total Mortgage Backed Securities (Cost $23,348,397)		23,197,865

U.S. Government Agency Issues 27.60%
FHLB
4.500%, 10/09/2009	580,000	589,194
5.500%, 07/15/2036	5,000	5,261
FNMA
4.750%, 11/19/2012	295,000	305,364
Pool #000TBA, 5.000%, 09/01/2019	180,000	178,341
Pool #000TBA, 5.000%, 09/01/2034	4,436,000	4,264,797
Pool #000TBA, 5.500%, 09/01/2037	7,430,000	7,338,284
Pool #000TBA, 6.000%, 09/15/2037	2,440,000	2,464,019
GNMA
Pool #012648, 6.000%, 09/01/2034	2,275,000	2,308,770
Pool #782248X, 5.500%, 10/15/2034	1,955,798	1,959,516
Pool #004028M, 6.000%, 09/20/2037	1,641,811	1,666,001
Pool #689575X, 6.500%, 07/15/2038	399,960	412,817

Total U.S. Government Agency Issues (Cost $21,139,440)		21,492,364

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2008 (Continued)

	Principal Amount	Value
U.S. Treasury Obligations 14.32%
U.S. Treasury Note/Bonds
2.750%, 07/31/2010	$3,520,000	$3,549,702
4.500%, 11/30/2011	550,000	580,895
3.500%, 05/31/2013	650,000	663,051
3.375%, 06/30/2013	2,255,000	2,287,418
3.375%, 07/31/2013	1,125,000	1,140,733
4.000%, 08/15/2018	1,490,000	1,513,165
0.081%, 08/15/2019	230,000	311,381
5.250%, 02/15/2029	155,000	170,839
U.S. Treasury Inflation Indexed Bonds
1.375%, 07/15/2018	952,916	929,094
2.375%, 01/15/2027	5,424	5,613

Total U.S. Treasury Obligations (Cost $11,122,596)		11,151,891

Short Term Investments 26.17%
Commercial Paper 11.29%
Bank Of America Corp.
2.590%, 09/03/2008	1,500,000	1,499,787
Citigroup Funding Inc.
2.690%, 09/16/2008	3,700,000	3,695,838
Toyota Motor Corp.
2.490%, 09/09/2008	3,600,000	3,598,040
Money Market Fund 10.00%
AIM STIT Treasury Portfolio
1.850%, 01/01/2020(b)	2,868,795	2,868,795
Fidelity Institutional Money Market Funds—Government Portfolio
2.200%, 12/31/2031(b)	3,784,415	3,784,415
First American Government Obligations Fund
1.830%, 12/31/2031(b)	1,139,542	1,139,542
U.S. Treasury Obligations 4.28%
U.S. Treasury Bill
1.510%, 09/15/2008	3,800,000	3,797,391

Total Short Term Investments (Cost $20,383,808)		20,383,808

Total Investments 126.04% (Cost $98,546,345)		98,169,132

Liabilities in Excess of Other Assets (26.04)%		(20,283,211)

Total Net Assets 100.00%		$77,885,921

Percentages are stated as a percent of net assets.

(a)	Restricted
(b)	Variable rate security; the rate shown represents the rate at August 31, 2008.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2008

Description	Number of Contracts Sold Short	Contract Value	Settlement Month	Unrealized Appreciation
U.S. Treasury Long Bond Future	11	$1,293,512	December 2008	$3,074

Total Futures Contracts Written	11	$1,293,512		$3,074

Description	Number of Contracts Purchased	Contract Value	Settlement Month	Unrealized Appreciation
U.S. 2 Year Note Future	11	$2,332,707	December 2008	$2,387
U.S. 5 Year Note Future	58	6,487,860	December 2008	4,515

Total Futures Contracts Purchased	69	$8,820,567		$6,902

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

August 31, 2008

Statements of Assets and Liabilities

PMC Large Cap Growth Fund
Assets
Investments, at value(1)	$22,588,641
Foreign currencies(2)	—
Cash	68
Cash held at broker for futures contracts	—
Receivable for investments sold	407,533
Receivable for Fund shares sold	99,383
Dividends, interest and other receivables	36,130
Other Assets	4,821

Total Assets	23,136,576

Liabilities
Payable for futures margin	—
Payable for investments purchased	225,578
Payable for Fund shares redeemed	21,311
Payable to affiliates	34,562
Payable to Adviser	11,675
Payable to custodian	—
Accrued distribution fee	7,839
Accrued expenses and other liabilities	23,139

Total Liabilities	324,104

Net Assets	$22,812,473

Net Assets Consist Of:
Paid in capital	$24,148,102
Accumulated net investment income (loss)	—
Accumulated net realized gain (loss)	(1,224,692)
Net unrealized appreciation (depreciation) on:
Investments, futures and foreign currency	(110,937)

Net Assets	$22,812,473

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	1,710,782

Net asset value and redemption price per share(3)	$13.33

[1] Cost of Investments	$22,699,578
[2] Cost of Foreign Currencies	$0
[3] If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

PMC Large Cap Value Fund	PMC Small Cap Core Fund	PMC International Equity Fund	PMC Core Fixed Income Fund

$22,440,925	$19,191,289	$22,051,244	$98,169,132
—	—	1,948,439	—
—	46	—	720
—	—	—	186,518
—	802,677	267,368	2,554,356
74,588	60,218	70,918	793,212
48,428	14,770	51,712	467,419
5,189	5,015	6,379	17,794

22,569,130	20,074,015	24,396,060	102,189,151

4,650	—	—	—
—	1,043,848	294,826	24,002,857
18,599	56,219	14,802	90,276
25,475	43,796	53,782	49,090
13,161	3,010	23,802	18,967
—	—	174,749	—
7,936	4,439	9,090	73,863
23,435	12,815	27,487	68,177

93,256	1,164,127	598,538	24,303,230

$22,475,874	$18,909,888	$23,797,522	$77,885,921

$24,155,320	$19,477,532	$27,522,382	$75,869,935
109,226	—	165,342	1,681,795
(1,216,823)	(1,155,675)	(2,738,072)	701,838

(571,849)	588,031	(1,152,130)	(367,647)

$22,475,874	$18,909,888	$23,797,522	$77,885,921

1,692,272	1,434,462	1,968,689	4,988,572

$13.28	$13.18	$12.09	$15.61

$23,012,803	$18,603,258	$23,099,109	$98,546,345
$0	$0	$2,050,753	$0

PMC FUNDS

For the Period Ended August 31, 2008

Statements of Operations

PMC Large Cap Growth Fund(1)
Investment Income:
Dividends*	$160,297
Interest	20,095

180,392

Expenses:
Investment advisory fees	127,029
Distribution fees	33,429
Custody fees	30,807
Transfer agent fees and expenses	24,249
Federal and state registration fees	20,128
Fund accounting fees	16,675
Fund administration fees	15,243
Audit and tax fees	13,656
Chief Compliance Officer fees and expenses	10,004
Reports to shareholders	6,957
Legal fees	5,358
Trustees’ fees and related expenses	2,187
Other expenses	1,338

Total Expenses before waiver	307,060
Less waivers and reimbursements by Adviser (Note 4)	(120,275)

Net Expenses	186,785

Net Investment Income (Loss)	(6,393)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,225,164)
Futures	—
Foreign currency translation	—

(1,225,164)
Net change in unrealized appreciation (depreciation) on:
Investments	(110,937)
Futures	—
Foreign currency translation	—

(110,937)
Net realized and unrealized gain (loss) on investments, futures and foreign currency translation	(1,336,101)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,342,494)

* Net of foreign taxes withheld	$244

(1)	The Fund commenced operations on October 31, 2007
(2)	The Fund commenced operations on September 28, 2007

The accompanying notes are an integral part of these financial statements.

PMC Large Cap Value Fund(1)	PMC Small Cap Core Fund(1)	PMC International Equity Fund(1)	PMC Core Fixed Income Fund(2)

$288,185	$105,659	$486,548	$—
22,072	16,814	25,545	2,735,582

310,257	122,473	512,093	2,735,582

123,527	85,989	147,537	471,304
32,507	21,497	36,882	147,283
20,909	52,491	74,188	18,513
23,840	20,231	25,211	37,867
19,737	21,338	18,941	32,645
13,464	17,236	24,001	71,021
12,253	10,100	13,003	63,025
13,307	7,843	14,544	46,153
10,004	10,014	10,065	11,012
7,547	5,074	9,508	21,499
5,467	4,967	5,001	10,225
2,194	2,194	2,141	2,200
1,281	1,116	1,980	1,194

286,037	260,090	383,002	933,941
(104,419)	(131,107)	(161,697)	(344,829)

181,618	128,983	221,305	589,112

128,639	(6,510)	290,788	2,146,470

(1,219,505)	(1,161,329)	(2,738,072)	651,396
2,383	—	—	132,280
—	—	(87,360)

(1,217,122)	(1,161,329)	(2,825,432)	783,676

(571,878)	588,031	(1,047,865)	(377,212)
29	—	—	9,565
—	—	(104,265)	—

(571,849)	588,031	(1,152,130)	(367,647)
(1,788,971)	(573,298)	(3,977,562)	416,029

$(1,660,332)	$(579,808)	$(3,686,774)	$2,562,499

$2,828	$—	$64,537	$—

PMC FUNDS

For the Period Ended August 31, 2008

Statements of Changes in Net Assets

PMC Large Cap Growth Fund(1)
Operations:
Net investment income (loss)	$(6,393)
Net realized gain (loss) on investments, futures and foreign currency	(1,225,164)
Net change in unrealized appreciation/(depreciation)	(110,937)

Net increase (decrease) in net assets resulting from operations	(1,342,494)

Dividends and Distributions to Shareholders:
From net investment income	—
From return of capital	(9,408)
From net realized gains	—

Total dividends and distributions	(9,408)

Fund Share Transactions:
Shares sold	26,532,103
Shares issued to holders in reinvestment of distributions	9,134
Shares redeemed*	(2,376,862)

Net increase (decrease)	24,164,375

Net increase in net assets	22,812,473

Net Assets:
Beginning of period	—

End of period**	$22,812,473

* Net of redemption fees of:	$2,551

** Including undistributed net investment income of:	$—

Change in Shares Outstanding:
Shares sold	1,884,933
Shares issued to holders in reinvestment of dividends	607
Shares redeemed	(174,758)

Net increase	1,710,782

(1)	The Fund commenced operations on October 31, 2007
(2)	The Fund commenced operations on September 28, 2007

The accompanying notes are an integral part of these financial statements.

PMC Large Cap Value Fund(1)	PMC Small Cap Core Fund(1)	PMC International Equity Fund(1)	PMC Core Fixed Income Fund(2)

$128,639	$(6,510)	$290,788	$2,146,470
(1,217,122)	(1,161,329)	(2,825,432)	783,676
(571,849)	588,031	(1,152,130)	(367,647)

(1,660,332)	(579,808)	(3,686,774)	2,562,499

(19,114)	—	(38,086)	(466,796)
—	(3,320)	—	—
—	—	—	(79,717)

(19,114)	(3,320)	(38,086)	(546,513)

26,486,117	21,875,355	32,132,541	98,724,674
18,557	3,238	37,177	408,089
(2,349,354)	(2,385,577)	(4,647,336)	(23,262,828)

24,155,320	19,493,016	27,522,382	75,869,935

22,475,874	18,909,888	23,797,522	77,885,921

—	—	—	—

22,475,874	18,909,888	23,797,522	77,885,921

$2,475	$2,529	$8,569	$38,147

$109,226	$—	$165,342	$1,681,795

1,861,156	1,618,999	2,306,939	6,463,885
1,237	222	2,573	26,813
(170,121)	(184,759)	(340,823)	(1,502,126)

1,692,272	1,434,462	1,968,689	4,988,572

PMC LARGE CAP GROWTH FUND

Financial Highlights

Per share data for a share outstanding throughout the period

Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$15.00

Income (loss) from investment operations:
Net investment loss(2)	—
Net realized and unrealized loss	(1.67)

Total from investment operations	(1.67)

Less distributions paid:
From return of capital(2)	(0.00)

Total distributions paid	(0.00)

Paid-in capital from redemption fees(2) (Note 2)	—

Net Asset Value, End of Period	$13.33

Total Return(3)	(11.06)%

Ratios/Supplemental Data
Net assets, end of period (000)	$22,812
Ratio of expenses to average net assets before waiver and reimbursements(4)	2.30%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.40%
Ratio of net investment loss to average net assets before waiver and reimbursements(4)	(0.95)%
Ratio of net investment loss to average net assets after waiver and reimbursements(4)	(0.05)%
Portfolio turnover rate(3)	78.4%

(1)	The Fund commenced operations on October 31, 2007
(2)	Rounds to less than one cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

PMC LARGE CAP VALUE FUND

Financial Highlights

Per share data for a share outstanding throughout the period

Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$15.00

Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized loss	(1.79)

Total from investment operations	(1.70)

Less distributions paid:
Dividends from net investment income	(0.02)

Total distributions paid	(0.02)

Paid-in capital from redemption fees(2) (Note 2)	—

Net Asset Value, End of Period	$13.28

Total Return(3)	(11.32)%

Ratios/Supplemental Data
Net assets, end of period (000)	$22,476
Ratio of expenses to average net assets before waiver and reimbursements(4)	2.20%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.40%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	0.19%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	0.99%
Portfolio turnover rate(3)	94.2%

(1)	The Fund commenced operations on October 31, 2007
(2)	Rounds to less than one cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

PMC SMALL CAP CORE FUND

Financial Highlights

Per share data for a share outstanding throughout the period

Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$15.00

Income (loss) from investment operations:
Net investment loss(2)	—
Net realized and unrealized loss	(1.82)

Total from investment operations	(1.82)

Less distributions paid:
From return of capital(2)	(0.00)

Total distributions paid	(0.00)

Paid-in capital from redemption fees (2) (Note 2)	—

Net Asset Value, End of Period	$13.18

Total Return(3)	(12.10)%

Ratios/Supplemental Data
Net assets, end of period (000)	$18,910
Ratio of expenses to average net assets before waiver and reimbursements(4)	3.03%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.50%
Ratio of net investment loss to average net assets before waiver and reimbursements(4)	(1.60)%
Ratio of net investment loss to average net assets after waiver and reimbursements(4)	(0.07)%
Portfolio turnover rate(3)	149.0%

(1)	The Fund commenced operations on October 31, 2007
(2)	Rounds to less than one cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

PMC INTERNATIONAL EQUITY FUND

Financial Highlights

Per share data for a share outstanding throughout the period

Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$15.00

Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized loss	(2.99)

Total from investment operations	(2.87)

Less distributions paid:
Dividends from net investment income	(0.04)

Total distributions paid	(0.04)

Paid-in capital from redemption fees(2) (Note 2)	—

Net Asset Value, End of Period	$12.09

Total Return(3)	(19.17)%

Ratios/Supplemental Data
Net assets, end of period (000)	$23,797
Ratio of expenses to average net assets before waiver and reimbursements(4)	2.60%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.50%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	0.87%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	1.97%
Portfolio turnover rate(3)	199.7%

(1)	The Fund commenced operations on October 31, 2007
(2)	Rounds to less than one cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per share data for a share outstanding throughout the period

Period Ended August 31, 2008(1)
Net Asset Value, Beginning of Period	$15.00

Income from investment operations:
Net investment income	0.46
Net realized and unrealized gain	0.29

Total from investment operations	0.75

Less distributions paid:
Dividends from net investment income	(0.12)
Distributions from net realized gains	(0.02)

Total distributions paid	(0.14)

Paid-in capital from redemption fees(2) (Note 2)	—

Net Asset Value, End of Period	$15.61

Total Return(3)	5.03%

Ratios/Supplemental Data
Net assets, end of period (000)	$77,886
Ratio of expenses to average net assets before waiver and reimbursements(4)	1.59%
Ratio of expenses to average net assets after waiver and reimbursements(4)	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	3.05%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	3.64%
Portfolio turnover rate(3)	493.8%

(1)	The Fund commenced operations on September 28, 2007
(2)	Rounds to less than one cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The PMC Funds (the “Funds”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The Funds’ investment objective is long-term capital appreciation except the PMC Core Fixed Income Fund which has an investment objective to provide current income consistent with low volatility of principal. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Funds became effective and commenced operations on October 31, 2007 except for the PMC Core Fixed Income Fund which commenced operations on September 28, 2007. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds value securities traded on a national securities exchange at their market value determined by their last sales price in the principal market in which these securities are normally traded. Securities primarily traded in the NASDAQ National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ shall be valued at the most recent trade price. Securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value in accordance with procedures approved by the Board of Trustees.

(b)	Foreign Securities and Currency

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies, There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2008

exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.

(d)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2008

of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund’s are equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. During the period the Funds’ retained the following fees:

Large Cap Growth Fund	$2,551
Large Cap Value Fund	2,475
Small Cap Core Fund	2,529
International Equity Fund	8,569
Core Fixed Income Fund	38,147

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(i)	Other

Investment transactions are recorded on trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(j)	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that its income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in fiscal 2008. The Funds had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2008. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal 2008. At August 31, 2008, the tax year 2007 remains open to examination in the Funds’ major tax jurisdictions.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives,

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2008

how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

Distributions paid to shareholders for the period ended August 31, 2008 were as follows:

	Ordinary Income	Long -Term Capital Gains	Return of Capital
Large Cap Growth Fund	$—	$—	$9,408
Large Cap Value Fund	$19,114	$—	$—
Small Cap Core Fund	$—	$—	$3,320
International Equity Fund	$38,086	$—	$—
Core Fixed Income Fund	$546,513	$—	$—

As of August 31, 2008, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Core Fund	International Equity Fund	Core Fixed Income Fund
Cost basis of investments for federal income tax purposes	$23,024,186	$23,448,359	$19,080,545	$23,808,746	$98,552,745

Gross tax unrealized appreciation	$1,102,868	$652,735	$1,522,935	$188,275	$686,742
Gross tax unrealized depreciation	(1,538,413)	(1,660,140)	(1,412,191)	(2,050,042)	(1,060,789)

Net tax unrealized appreciation (depreciation)	$(435,545)	$(1,007,405)	$110,744	$(1,861,767)	$(374,047)

Undistributed ordinary income	$—	$109,226	$—	$253,153	$2,314,655
Undistributed long-term capital gain	—	—	—	—	85,354

Total distributable earnings	$—	$109,226	$—	$253,153	$2,400,009
Other accumulated gain/(loss)	(900,084)	(781,267)	(678,388)	(2,116,246)	(9,976)
Total accumulated earnings/(loss)	$(1,335,629)	$(1,679,446)	$(567,644)	$(3,724,860)	$2,015,986

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2008, the Funds deferred, on a tax basis, post-October losses of:

Large Cap Growth Fund	$895,244
Large Cap Value Fund	777,776
Small Cap Core Fund	675,756
International Equity Fund	2,114,399
Core Fixed Income Fund	—

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Core Fund	International Equity Fund	Core Fixed Income Fund
Undistributed Net Investment Income (Loss)	$15,801	$(299)	$9,830	$(87,360)	$2,121
Accumulated Net Realized Gain (Loss)	$472	$299	$5,654	$87,360	$(2,121)
Paid-in Capital	$(16,273)	$—	$(15,484)	$—	$—

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2008

(4)	Investment Adviser

The Trust has an Investment Advisory agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Large Cap Growth Fund, 0.95% for the Large Cap Value Fund, 1.00% for Small Cap Core Fund, 1.00% for International Equity Fund and 0.80% for the Core Fixed Income Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses do not exceed 1.40% for the Large Cap Growth Fund, 1.40% for the Large Cap Value Fund, 1.50% for Small Cap Core Fund, 1.50% for International Equity Fund and 1.00% for the Core Fixed Income Fund (the “Expense Limitation Cap”) of the Funds’ average daily net assets.

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Funds’ average daily net assets.

Large Cap Growth Fund

The Boston Company Asset Management, LLC

Deutsche Investment Management Americas, Inc.

Mellon Equity Associates, LLP

Large Cap Value Fund

Deutsche Investment Management Americas, Inc.

Loomis, Sayles & Company, LP

Small Cap Core Fund

Delaware Management Company

Quantitative Management Associates LLC

International Equity Fund

Pictet Asset Management, Ltd.

Batterymarch Financial Management, LLC

Core Fixed Income Fund

Lehman Brothers Asset Management LLC

Schroder Investment Management North America Inc.

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

(6)	Distribution Plan

The Trust has adopted a Distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets. During the period ended August 31, 2008, the Funds accrued expenses, pursuant to the 12b-1 Plan as follows:

Large Cap Growth Fund	$33,429
Large Cap Value Fund	32,507
Small Cap Core Fund	21,497
International Equity Fund	36,882
Core Fixed Income Fund	147,283

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2008

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the period ended August 31, 2008 are summarized below.

	PMC Large Cap Growth	PMC Large Cap Value	PMC Small Cap Core	PMC International Equity	PMC Core Fixed Income
Purchases:
U.S. Government	$—	$—	$—	$—	$338,295,979
Other	34,755,610	36,411,199	33,385,828	54,602,151	52,407,973

Sales
U.S. Government	$—	$—	$—	$—	$290,942,676
Other	11,436,428	13,078,906	14,225,209	29,149,815	22,359,671

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Portfolio Management Consultants Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities of Portfolio Management Consultants Funds, including PMC Large Cap Growth Fund, PMC Large Cap Value Fund, PMC Small Cap Core Fund, PMC International Equity Fund, and PMC Core Fixed Income Fund (collectively the “Funds”), one of the diversified series constituting Trust for Professional Managers, including the schedules of investments, as of August 31, 2008, and the related statements of operations and changes in net assets and the financial highlights for the periods presented for PMC Large Cap Growth Fund, PMC Large Cap Value Fund, PMC Small Cap Core Fund, PMC International Equity Fund, and PMC Core Fixed Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of August 31, 2008, and the results of their operations, the changes in their net assets, and financial highlights for the periods presented for PMC Large Cap Growth Fund, PMC Large Cap Value Fund, PMC Small Cap Core Fund, PMC International Equity Fund, and PMC Core Fixed Income Fund, in conformity with accounting principles generally accepted in the United States of America.

/s/    Deloitte & Touche LLP

Milwaukee, Wisconsin

October 27, 2008

PMC FUNDS

Additional Information (Unaudited)

Tax Information

The Funds designate the following percentages of ordinary dividends declared during the fiscal period ended August 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Large Cap Growth Fund	0.00%
Large Cap Value Fund	100.00%
Small Cap Core Fund	0.00%
International Equity Fund	0.00%
Core Fixed Income Fund	0.00%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal period ended August 31, 2008, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Large Cap Growth Fund	0.00%
Large Cap Value Fund	100.00%
Small Cap Core Fund	0.00%
International Equity Fund	100.00%
Core Fixed Income Fund	0.00%

For the period ended August 31, 2008, the following percentages of taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c):

Large Cap Growth Fund	0.00%
Large Cap Value Fund	0.00%
Small Cap Core Fund	0.00%
International Equity Fund	0.00%
Core Fixed Income Fund	14.59%

For the year ended August 31, 2008, the PMC International Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Foreign Source Income Earned	Foreign Taxes Paid
Australia	35,543	1,951
Belgium	8,982	1,347
Bermuda	4,181	—
Canada	697	105
Denmark	8,340	1,251
Finland	15,046	2,307
France	88,601	17,337
Germany	78,852	11,851
Hong Kong	13,683	—
Italy	28,189	4,696
Japan	35,357	2,475
Luxembourg	1,945	359
Netherlands	16,596	2,489
Norway	11,156	1,673
Singapore	2,881	—
Spain	39,689	6,452
Sweden	19,453	2,918
Switzerland	32,606	6,132

PMC Funds

Additional Information (Continued)

(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

PMC Funds

Additional Information (Continued)

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	20	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	20	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Age: 46	Chairperson, President, Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	20	Director/Trustee, Buffalo Funds (an open- end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Michael McVoy 615 E. Michigan Street Milwaukee, WI 53202 Age: 51	Chief Compliance Officer	Indefinite Term; Since August, 2008	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002 present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President and Treasurer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004-present); UMB Investment Services Group (2000-2004).	N/A	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The PMC Funds has adopted proxy voting policies and procedures that delegate to Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of The PMC Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-762-7338. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-866-762-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 16th Floor Chicago, IL 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

AUGUST 31, 2008

investpmc.com

This report is prepared for the shareholders of the PMC Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

PMC IS THE INVESTING CONSULTANCY OF ENVESTNET

PMC
PORTFOLIO MANAGEMENT CONSULTANTS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on May 7, 2008.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services for the first fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 8/31/2008
Audit Fees	$70,600
Audit-Related Fees	0
Tax Fees	$18,700
All Other Fees	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 8/31/2008
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2008
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR Filed May 7, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date 11/05/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date 11/05/08

By (Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date 11/05/08